UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

April 30, 2013

Dear Shareholders:

The past six months were most notable for the improvement in investor confidence that led to a strong rally in U.S. equity markets. Despite much concern over various “macro” fears during mid-year 2012, investors have since found the courage to buy into the equity market. Today that courage appears to be justified by the solid fundamentals seen in the market and U.S. economy.

The equity rally began in mid-November 2012 as some of the uncertainties that had impacted confidence, e.g. the U.S. presidential election and European debt crisis, began to be resolved. The European Central Bank’s promise in the summer of 2012 to do “whatever it takes” to save the European Union largely eliminated the fears of a European financial crisis, while the re-election of President Obama reduced the uncertainty surrounding the U.S. political landscape. However, concerns about the impact of the Fiscal Cliff were not resolved until a deal was reached during the first week of 2013, at which time the stock market began another leg higher.

The Federal Reserve embarked on a third round of Quantitative Easing (QE) during the third quarter of 2012, which called for open-ended purchases of $85 billion/month in U.S. Treasury bonds and mortgage-backed securities. Such a plan was designed to improve the balance sheets of consumers by making equities more attractive than bonds, thereby driving the stock market higher, and by propping up home prices by pushing down mortgage rates. The Fed also committed to maintaining a zero Fed Funds rate until the unemployment rate falls below 6.5%, as long as inflation is below 2.5%. We believe this likely equates to a rate hike occurring no sooner than mid-2015, and is a signal that the Fed is fully committed to meeting its mandate of full employment. As a result, investor demand for securities that can produce growth and income should continue for the foreseeable future.

During the first quarter of 2013, the stock market was fueled by improving U.S. economic data, relative stability in the U.S. fiscal situation, better than expected fourth quarter corporate earnings, and assurances of continued stimulus to be provided by central banks around the globe. A resurgence of demand for equities on the part of U.S. retail investors also contributed to the market’s rally, as equity mutual funds experienced net inflows for eleven consecutive weeks, producing the largest increase in seven years. In addition, the Bank of Japan factored into the rally, as they embarked on their own version of QE by committing to $75 billion/month in government bond purchases, while the demand for austerity in Europe faded as politicians across the pond recognized the need to boost their sagging economies.

The first quarter rally was unusual, though, as it was led by non-cyclical sectors such as Health Care, Consumer Staples, and Utilities. A continued demand for yield coupled with a degree of skepticism, particularly in March, about the sustainability of the rally led investors to favor these high yielding, consistent growth sectors. Producer Durables and Financial Services sectors both produced double digit returns as well, but other economically sensitive sectors such as Technology, Energy and Materials & Processing lagged the broad market due to the concern about the sustainability of global growth given the reliance on central bank quantitative easing.

April, however, has produced a better investing backdrop and appears to be the beginning of a rotation into more economically-sensitive sectors of the market. Rising home prices, which have been a big factor in the improvement in consumer confidence, resulted in the acceleration of new home starts, while many areas of the country have seen a significant lack of housing supply needed to meet the rising demand. Although mortgage rates ticked up slightly, housing affordability remains at historically high levels. Unemployment claims have continued to fall, while consumer sentiment and consumer spending, including for autos, remained in a rising trend. First quarter corporate earnings once again beat expectations, but the surprise was primarily driven by cost cutting as revenues fell short of expectations.

Despite the strong rally over the past six months, the U.S. equity markets could be a suitable place to invest. Continued global central bank easing will keep interest rates low, thereby making equities more attractive than bonds and other asset classes, while consumers, who account for 70% of the U.S. economy, are being positively impacted by rising home prices, an improving job market, and benign inflation. In addition, the rise in stock prices, coupled with the decline in major macro-economic fears, has resulted in an environment that favors fundamental security selection, a hallmark of the Westwood process.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Risks are still present around the globe. Despite the decline in European sovereign debt yields and the rise in EU bank stocks, there are still many hurdles to overcome before a healthy economic growth rate can be achieved on the continent. In addition, the potential exists for a failure in U.S. fiscal negotiations, or a significant downturn in the Chinese economy. Finally, earnings growth ultimately needs to be driven by rising revenues, which are a function of demand and, more broadly, global economic growth.

Despite these risks, we remain confident in the positioning of our portfolios and in the time-tested process we use to identify high quality, undervalued securities that we believe should perform well throughout market cycles. In addition, fundamental research and bottom-up security selection are disciplines that have historically generated alpha over the course of a cycle. As they say, the market “climbs a wall of worry,” but we believe it is prudent to be prepared for the point in time when the wall collapses. We appreciate your continued trust and look forward to reporting to you again in six months.

A discussion of each fund’s performance during the past six months is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund for the periods ended April 30, 2013 was as follows:

	6 Months	2013 Year-to-Date
Westwood LargeCap Value Fund – I shares (WHGLX)	16.10%	13.12%
Westwood LargeCap Value Fund – A shares (WWLAX)*	15.95%	13.02%
Russell 1000 Value Index	16.31%	14.01%
*	Without sales charge.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Security selection in the Energy, Producer Durables, Materials & Processing, and Consumer Staples sectors was additive to relative performance during the period. Boeing was bid up after resolving the problems surrounding the lithium batteries on its new 787 commercial airliner, while General Mills rallied after the company reported better than expected earnings and raised its guidance. Container board producer Rock-Tenn rose as it continues to realize pricing power within the industry, while Energy holdings Anadarko Petroleum and EQT have both benefitted from a strong increase in natural gas prices. Performance was also aided by an underweight to ExxonMobil, which was a poor performer during the period.

Other securities that aided relative performance included Hartford Financial Services Group, which reported better than expected 1Q13 earnings due to improving margins in the P&C insurance industry, as well as Time Warner, which reported good growth in advertising revenues and continued solid execution. Finally, Cisco Systems rallied after reporting better than expected fiscal 2Q13 earnings, but also due to investor demand for attractively valued companies with visible earnings growth and a good dividend yield.

Relative performance was hindered by security selection in the Technology, Health Care, and Consumer Discretionary sectors. EMC declined after its subsidiary VMware lowered its earnings guidance, as well as due to fears about competitive pressures in the storage industry, while Teva Pharmaceuticals Industries disappointed investors when the firm discussed a plan to cut costs to offset the loss of Copaxone revenues instead of initiating a substantial increase in the dividend. Wal-Mart Stores was also a poor performer, as the stock fell after reporting weaker than expected 4Q12 revenues amid fears of slowing consumer spending following a disappointing Christmas sales season. Other weak performers included AFLAC, Inc., which declined on concerns about the impact to results from the continued weakening of the Japanese Yen. Vodafone Group PLC, which was sold during the period, fell as investors feared its weakening competitive positioning and grew concerned about management’s intent to invest in slower growing parts of the industry.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund for the periods ended April 30, 2013 was as follows:

	6 Months	2013 Year-to-Date
Westwood SMidCap Fund (WHGMX)	17.44%	12.82%
Russell 2500 Index	17.94%	13.20%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Security selection in Technology, Producer Durables and Materials & Processing sectors was additive to relative performance during the period. Timken, B/E Aerospace and Colfax were top contributors. Timken traded higher on solid quarterly results and an improved industrial outlook, while B/E Aerospace was bid up based on positive news from the aerospace industry, including reports that the Boeing 787 was cleared by the FAA for flight tests. Colfax rose as its operations have benefitted from the continued strength in the U.S. energy industry. In addition, Tupperware Brands gained after reporting a strong quarter coupled with higher capital returns to shareholders and j2 Global rallied on the back of a strong quarter and attractive acquisition opportunities.

Relative performance was hindered primarily by security selection in Consumer Discretionary and Health Care sectors. The largest individual detractors included Orthofix International, which fell after reporting that revenues were going to be short of expectations due to weakness in their international spinal stimulation business, while AptarGroup declined due to greater than expected competitive pressures as well as soft results in Europe. Ultra Petroleum sold off as its operations were negatively impacted by reduced energy demand due to the absence of seasonally cold weather in 4Q12, while Universal Technical Institute traded lower after reducing revenue guidance due to lower demand for technical training. Finally, Children’s Place Retail Stores fell on concerns about the impact of Hurricane Sandy, as over 30% of the company’s business was likely to be impacted by the storm.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund for the periods ended April 30, 2013 was as follows:

	6 Months	2013 Year-to-Date
Westwood SMidCap Plus Fund (WHGPX)	19.28%	13.80%
Russell 2500 Index	17.94%	13.20%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 1.00% until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

Relative performance was aided by security selection in the Technology, Producer Durables, and Materials & Processing sectors. Western Digital was a strong performer after it reported results that again beat consensus expectations due to better than expected operating margins, and Timken traded higher on solid quarterly results and an improved industrial outlook. Packaging Corp of America was bid up as its operations are benefitting from pricing power in the containerboard industry, while B/E Aerospace rose based on positive news from the aerospace industry, including reports that the Boeing 787 was cleared by the FAA for flight tests. Plains Exploration was a very strong performer following the announcement that it was being acquired by a competitor at a substantial premium to its market value, and Tupperware Brands gained after reporting a strong quarter coupled with higher capital returns to shareholders.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Relative performance was hindered by security selection in the Consumer Discretionary, Health Care, and Real Estate Investment Trust (REIT) sectors. The portfolio is underweight REITs relative to the benchmark as we believe security prices in the sector have been pushed higher than fundamentals justify due to the investor demand for yield, and this underweight was also a drag on our relative performance. Securities that underperformed during the period include Garmin, which fell after lowering guidance for personal navigation device volumes, and PetSmart, which declined after reporting a good quarter but lowering same-store sales guidance. In addition, retailer Family Dollar Stores sold off after reporting lower gross margin and earnings guidance for the year. Health Care firm Hologic performed poorly due to a much more rapid decrease in 2D mammography machine orders than investors anticipated and the resulting lag in sales prior to the ramp up in 3D machines, and REIT Alexandria Real Estate Equities declined on fears of lower demand for Washington, D.C. office space in the face of the fiscal sequester. In addition, Ultra Petroleum sold off as its operations were negatively impacted by reduced energy demand due to the absence of seasonally cold weather in 4Q12, and based on fears about natural gas prices.

Westwood SmallCap Value Fund

The performance of the Westwood SmallCap Value Fund for the periods ended April 30, 2013 was as follows:

	6 Months	2013 Year-to-Date
Westwood SmallCap Value Fund (WHGSX)	20.04%	15.29%
Russell 2000 Value Index	16.58%	11.52%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 1.10% until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

Relative performance was aided most by security selection in the Real Estate Investment Trust (REIT), Technology, Energy and Materials & Processing sectors. Matrix Service reported somewhat disappointing results due to execution issues in pricing recent contracts; however, it was a top performer due to its improved backlog. Materials & Processing firm U.S. Silica Holdings reported strong quarterly earnings and posted a positive outlook for 2013 as they have demonstrated that quality sand is taking market share from ceramics in the fracking market. j2 Global rallied on strong quarterly results highlighting the company’s attractive growth opportunities, and KapStone Paper & Packaging continued to benefit from pricing power in the containerboard industry. Last, CoreSite Realty, a co-location data center REIT, outperformed due to strong leasing and an optimistic outlook.

Security selection in Health Care coupled with a relative underweight and security selection in the Consumer Discretionary sector detracted from relative performance. Consumer Discretionary was a top performing sector and our holdings failed to keep pace as Children’s Place Retail Stores was a top detractor. The holiday fashion line at Children’s Place was not well received by customers this season causing revenue to be less than expected. The company also declined as over 30% of their stores were negatively impacted by Hurricane Sandy as well as on fears the impact of increased taxes and gas prices would have on lower income households. Health Care’s Orthofix International detracted from relative performance due to lower sales estimates in the spine market and a change in senior management.

Synergy Resources is a new holding that has declined slightly with the recent pullback in energy prices. Synergy should be an attractive long term holding as production growth benefits from the Wattenberg Field, one of the largest natural gas deposits in the United States. Matador Resources also declined and was sold early in the period due their disappointing lack of execution. Last, Hyster-Yale Materials Handling is a new holding that has pulled back despite delivering positive upside earnings surprises. Hyster-Yale issued a moderate outlook for volumes in 2013 causing the shares to fall.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the periods ended April 30, 2013 was as follows:

	6 Months	2013 Year-to-Date
Westwood Income Opportunity Fund – I shares (WHGIX)	10.81%	10.84%
Westwood Income Opportunity Fund – A shares (WWIAX)*	10.61%	10.70%
Citigroup 10-Year Treasury Index	1.54%	1.41%
Citigroup 3-Month Treasury Bill Index	0.04%	0.02%
S&P 500 Index	14.42%	12.74%
FTSE NAREIT Index	18.81%	14.94%
Blended Benchmark**	8.51%	7.16%
*	Without sales charge.
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3 month T-Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser is executing its ability to recapture management fees. This option is available contractually to the advisor until February 28, 2016.

After falling on concerns surrounding the “fiscal cliff,” equity markets were propelled higher by rising investor confidence when little impact from the U.S. fiscal sequester was seen. Confidence was fueled by improving U.S. economic data, relative stability in the U.S. fiscal situation, better than expected 4Q corporate earnings, and assurances of continued stimulus to be provided by central banks around the globe. The Fund’s equity holdings, particularly its Common Stocks, ADRs, Real Estate Investment Trusts (REITs) and Master Limited Partnerships (MLPs), surged in the period. Within Common Stocks, security selection as well as exposure to the best performing sectors – Health Care, Consumer Staples and Consumer Discretionary – helped performance. Demand for yield led investors to favor high yielding sectors or asset classes. Additionally, dividend-paying stocks bounced back from weak performance in the last months of 2012. Strong investor inflows and more certainty on investor level taxation also drove strong performance in the MLP asset class. The Fund’s high quality MLPs benefitted from the inflows as well as company specific items. Although REITs contributed positively to performance, the asset class failed to keep pace with Common Stocks. Furthermore, overall performance was tempered somewhat by the Fund’s exposure to Fixed Income. However, the Fund’s Fixed Income holdings posted a positive return due mainly to the positioning in high quality, short duration corporate bonds.

Top contributors included General Mills, which surged as a result of improving organic sales growth trends and better-than-expected earnings guidance, and Health Care holding Novartis. Investors responded favorably to the long-term earnings guidance that Novartis gave during its Investor Day presentation in the fourth quarter 2012. MLP holding Magellan Midstream Partners LP moved higher due to positive quarterly earnings reports and accretive asset acquisitions while Energy Transfer Equity LP appreciated due to an asset sale to their limited partner at a good price, which simplified the company, deleveraged its balance sheet and improved visibility on distribution growth. Also, better-than-expected organic sales growth and continued progress on its planned restructuring program drove shares of PepsiCo higher.

Specific detractors included American Electric Power, which fell due to weaker than expected earnings growth, while shares of ExxonMobil fell in concert with crude oil prices. Lastly, the Fund’s longer duration fixed income securities, including the Occidental Petroleum 2.7% due 2/15/23 and the Intel 3.3% due 10/1/21, were down slightly due to the steepening of the yield curve.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Dividend Growth Fund

The performance of the Westwood Dividend Growth Fund for the periods ended April 30, 2013 was as follows:

	6 Months	2013 Year-to-Date
Westwood Dividend Growth Fund (WHGDX)	15.22%	14.09%
S&P 500 Index	14.42%	12.74%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Relative performance was aided by security selection in Technology and Producer Durables as well as relative weights in the Technology (under) and Consumer Staples (over) sectors. Top Contributors included General Mills, which surged as a result of improving organic sales growth trends and better-than-expected earnings guidance. Technology holding Microsoft rose after reporting stronger revenue on higher enterprise demand and steady returns on invested capital, while Accenture was bid up as investors gained confidence in management’s ability to accelerate growth. Also, WW Grainger moved higher on an improved earnings outlook while PepsiCo, advanced on strong earnings and the announcement of an activist investor who could potentially push for a break-up of the company or a merger with Mondelez International.

Security selection in Utilities, Financial Services and Consumer Discretionary detracted from relative performance. In the Financial Services sector, AFLAC fell on concerns about the Japanese economy and Yen weakness. Vodafone Group PLC ADS sold off as investors feared its weakening competitive positioning and grew concerned about management’s intent to invest in slower growing parts of the industry. In the Technology sector, Intel reported an unexpected increase in capital outlays, causing concern over margin pressure, while QUALCOMM lagged due to fears of a slowdown in the global handset market. Finally, Freeport-McMoRan Copper & Gold sold off after announcing agreements to acquire Plains Exploration & Production and McMoran Exploration. The two deals push Freeport-McMoRan Copper & Gold into the oil and gas industry, leaving investors unsure about the potential for incremental value creation at the company.

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund for the periods ended April 30, 2013 was as follows:

	6 Months	2013 Year-to-Date
Westwood Short Duration High Yield Fund (WHGHX)	3.65%	2.50%
BofA Merrill Lynch U.S. High Yield Master II Index†	7.26%	4.81%
†	The BofA Merrill Lynch U.S. High Yield Master II Index is provided solely as a relative market indicator. The Westwood Short Duration High Yield Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 0.90% until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

The high yield market continued to benefit from investors seeking yield in a low interest rate environment. This demand fueled a six-month return of 7.26% and left the broad high yield market with a yield-to-worst of 5.14% (as measured by the BofA Merrill Lynch US High Yield Master II Index).

The Westwood Short Duration High Yield Fund posted a coupon-like return for the six-month period ended April 30, 2013, capturing approximately half the overall high yield market return but with lower daily volatility. The Fund had an above-market average coupon, a yield-to-worst of over 70% of the broad yield market and less than 40% of the market duration-

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

to-worst (as measured by the BofA Merrill Lynch US High Yield Master II Index). High coupon income has been a positive for performance but an average duration shorter than the broad market has capped much of the price upside seen among the longer-dated securities within the high yield market.

We expect a healthy refinancing environment for high yield issuers to continue this year. We maintain our view that that bonds trading on a short-dated yield-to-call offer attractive value over similar duration yield-to-maturity opportunities. With this in mind, we will overweight above-market coupon, longer-maturity securities where we believe management teams are aligned with bondholder interests.

Westwood Global Equity Fund

The performance of the Westwood Global Equity Fund for the periods ended April 30, 2013 was as follows:

	2013 Year-to-Date	Cumulative Since Inception*
Westwood Global Equity Fund (WWGEX)	5.57%	6.10%
MSCI All Country World Index	9.55%	9.86%
*	Inception date is December 26, 2012.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 1.00% until February 28, 2014. In the absence of current fee waivers, total return and yield would be reduced.

Security selection in Materials, Financials and Utilities was the main detractor while security selection within Consumer Staples, Telecommunication Services and Health Care contributed to relative performance. Materials detracted as commodity prices and related equities remained weak, based on concerns of oversupply and slower demand growth. Exposure to mining companies such as Rio Tinto and Voestalpine, suppliers of specialized steel products, adversely impacted portfolio performance. Voestalpine cut its earnings forecast due to a slower growth environment in Europe earlier in the period. New measures introduced to tighten the property market and demand for steel weighed on shares of Rio Tinto, the world’s second-largest exporter of iron ore. Gold producers Goldcorp and Randgold Resources fell amid a flight to U.S. dollar safety and investor anticipation that central banks would soon reverse current stimulus measures. While these companies are not immune to short-term trading volatility, positioning within the sector remains driven by superior cost management and production profiles relative to peers for long-term return.

European financials underperformed as a result of renewed concerns of a banking crisis within the region. Portfolio holdings BNP Paribas, ING Groep, and Vienna Insurance Group detracted from performance. BNP remains a global institution with diversified business segments, and recent aggressive deleveraging within its operations has positioned the company for further growth into Asia and the U.S., while trading at an attractive multiple and yield. ING Groep continued to divest its operations globally in a disciplined manner, converting undervalued assets into capital gains for shareholders while improving operating margins. Vienna Insurance, the largest insurer in Eastern Europe, missed earnings estimates due to unforeseen storm damage payments and low interest rates, but remains positioned to benefit from growth in savings and life-insurance premiums. U.S.-based holdings MetLife, ACE, and T. Rowe Price Group contributed during the quarter.

Consumer Staples was among the best performing sectors, and a slight overweight and positive security selection contributed. Upon recent completion of a multi-year strategy to improve operating efficiency, Henkel announced plans to focus on top-line growth particularly in developing markets to offset weakness in continental Europe. Anheuser-Busch InBev contributed as the company continued to maintain volume growth in growth markets such as Brazil. Mondelez International, a spinoff from Kraft Foods Inc., added incremental return with revenues from more than 80 countries.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Global Dividend Fund

The performance of the Westwood Global Dividend Fund for the periods ended April 30, 2013 was as follows:

	2013 Year-to-Date	Cumulative Since Inception*
Westwood Global Dividend Fund (WWGDX)	5.79%	6.00%
MSCI All Country World Index	9.55%	9.86%
*	Inception date is December 26, 2012.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 1.00% until February 28, 2014. In the absence of current fee waivers, total return and yield would be reduced.

Security selection in the Materials, Consumer Discretionary and Utilities sectors were the main detractors, while performance in Telecommunications Services and Consumer Staples contributed positively to relative performance.

Materials detracted as commodity prices and related equities remained weak, based on concerns of oversupply and slower demand growth. Exposure to mining companies such as Fresnillo and Voestalpine adversely impacted portfolio performance. Voestalpine cut its earnings forecast due to a slower growth environment in Europe earlier in the period while Fresnillo provided forward guidance on silver production that was below analyst expectations. Utilities holdings detracted primarily due to security selection as an expected slowdown in power consumption and falling electricity prices in Europe were compounded by ongoing regulatory and company-specific capital concerns. The largest utility in the Czech Republic, CEZ, tumbled to the lowest level in more than seven years in March as falling electricity prices outweighed earlier expectations. Other detractors included RWE as the company pursues further restructuring plans, and Centrica the UK’s largest household energy supplier.

Telecommunications provider Vodafone Group rose late in the period as merger discussions with Verizon were viewed as positive for both companies. Consumer Staples was among the best performing sectors, and a slight overweight and positive security selection contributed. Philip Morris International was a strong contributor as the company continued to offset volume declines with operational discipline and price increases from its quality portfolio of leading brands. Japan Tobacco moved higher on strong sales volumes, which have recently been above management’s sales projections. Mondelez International, a spinoff from Kraft Foods Inc., added incremental return with revenues from more than 80 countries, and Anheuser-Busch InBev contributed as the company continued to maintain volume growth in growth markets such as Brazil.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund for the periods ended April 30, 2013 was as follows:

	2013 Year-to-Date	Cumulative Since Inception*
Westwood Emerging Markets Fund – I Shares (WWEMX)	(2.48)%	(1.80)%
Westwood Emerging Markets Fund – A Shares (WWEAX)**	(2.58)%	(1.90)%
MSCI Emerging Markets Index	(0.88)%	(0.05)%
*	Inception date is December 26, 2012.
**	Without sales charge.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 1.20% and 1.45% for I Shares and A Shares respectively until February 28, 2014. In the absence of current fee waivers, total return and yield would be reduced.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

A relative overweight position and security selection in Materials coupled with security selection in Industrials detracted from relative performance. Conversely, security selection in Financials, Telecommunications Services, and Consumer Staples contributed positively.

Financials’ First Pacific, a diversified holding company with exposure to telecommunications, consumer foods, infrastructure and natural resources in growth markets like the Philippines, was a top contributor as the company continues to achieve strong cash generation and earnings growth. Mexico’s Grupo Financiero Banorte also contributed as domestic banks continue to benefit from positive economic fundamentals. Bank Mandiri Persero, the largest bank in Indonesia based on assets, reported a 27% increase in net income for the most recent year. Telekomunikasi Indonesia Persero, Indonesia’s largest telecom company, also benefitted relative performance as sales growth is expected to remain strong as consumer spending, which accounted for almost 55% of Indonesia’s nominal GDP in 2012, is supported by low-interest rate loans and the introduction of minimum wage legislation. Consumer Staples’ Kimberly-Clark de Mexico rose sharply during the quarter due to solid reported operating results and the company continuing benefits from lower input prices such as labor and pulp.

A relative overweight allocation and security selection in Materials detracted as commodity prices remained weak on concerns of oversupply and slower demand growth. Exposure to mining companies such as Mexican miner Fresnillo, gold producers Eldorado Gold, Randgold Resources, and Impala Platinum Holdings detracted as prices of gold and platinum fell sharply in February. While these companies are not immune to short-term trading volatility, positioning within the sector remains driven by cost management and production profiles relative to peers for long-term return. Machinery names within Industrials also detracted from relative performance as Zoomlion Heavy Industries Science & Technology pulled back. Zoomlion reported disappointing earnings results due to higher operating expenses during the first quarter, but reiterated guidance of 15% positive sales growth and flat margins. Near-term concerns regarding China’s growth prospects also weighed on the company’s share price.

Sincerely,

The Investment Team

The Westwood Funds

This represents the managers’ assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing involves risk including possible loss of principal.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investment in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. The Fund uses derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk and interest rate fluctuations.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Definition of the Comparative Indices & Key Terms

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Duration to Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Average Coupon is the dollar-weighted average interest rate, expressed as a percentage of face value, paid on the securities held by a bond portfolio.

Yield to Call is the yield of a bond or note if you were to buy and hold the security until the call date. This yield is valid only if the security is called prior to maturity.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Bond Credit Quality as of April 30, 2013 (unaudited)

Standard & Poor’s Credit Rating	Percentage of Total Investments	Moody’s Credit Rating	Percentage of Total Investments
B+	17.78%	Baa3	1.12%
B	20.27	Ba1	2.54
B-	12.66	Ba2	5.10
BB+	4.19	Ba3	13.41
BB	9.54	B1	16.99
BB-	14.79	B2	12.82
BBB-	2.57	B3	26.90
CCC+	12.14	Caa1	11.33
CCC	3.90	Caa2	5.77
CCC-	1.25	Caa3	0.25
CC	0.24	Ca	1.42
NR	0.67	NR	2.35

	100.00%		100.00%

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by Standard & Poor’s and or Moody’s Investors Service; both major nationally recognized statistical rating organizations (“NRSRO”). These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
APRIL 30, 2013 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.2%
	Shares	Value
CONSUMER DISCRETIONARY — 12.6%
Advance Auto Parts	38,455	$3,225,606
Comcast, Cl A	76,800	3,171,840
General Motors*	54,700	1,686,948
Genuine Parts	23,400	1,786,122
Target	44,200	3,118,752
Time Warner	30,000	1,793,400
Viacom, Cl B	50,600	3,237,894
Walt Disney	26,600	1,671,544

		19,692,106

CONSUMER STAPLES — 10.3%
Colgate-Palmolive	25,800	3,080,778
CVS Caremark	57,400	3,339,532
General Mills	65,700	3,312,594
McCormick	43,100	3,100,614
PepsiCo	39,500	3,257,565

		16,091,083

ENERGY — 10.2%
Anadarko Petroleum	34,400	2,915,744
Chevron	25,900	3,160,059
EQT	23,000	1,727,760
ExxonMobil	34,800	3,096,852
Marathon Oil	50,700	1,656,369
Occidental Petroleum	37,800	3,374,028

		15,930,812

FINANCIAL SERVICES — 22.5%
ACE	34,600	3,084,244
American International Group*	119,200	4,937,264
Ameriprise Financial	22,100	1,647,113
Bank of America	244,600	3,011,026
Capital One Financial	54,300	3,137,454
CIT Group*	72,600	3,086,226

COMMON STOCK — continued
	Shares	Value
FINANCIAL SERVICES — continued
Equifax	54,800	$3,353,760
Hartford Financial Services Group .	124,000	3,483,160
JPMorgan Chase	61,700	3,023,917
MetLife	42,500	1,657,075
Wells Fargo	127,100	4,827,258

		35,248,497

HEALTH CARE — 16.0%
Abbott Laboratories	86,900	3,208,348
Baxter International	44,800	3,130,176
Cardinal Health	72,400	3,201,528
Covidien	50,300	3,211,152
DaVita HealthCare Partners*	24,400	2,895,060
Johnson & Johnson	37,100	3,162,033
Novartis ADR	43,300	3,193,808
Pfizer	54,300	1,578,501
Teva Pharmaceutical Industries ADR	40,800	1,562,232

		25,142,838

MATERIALS & PROCESSING — 2.2%
Dow Chemical	50,200	1,702,282
Rock-Tenn, Cl A	16,900	1,692,366

		3,394,648

PRODUCER DURABLES — 8.2%
Boeing	35,400	3,235,914
General Dynamics	44,400	3,283,824
Honeywell International	41,400	3,044,556
Union Pacific	22,150	3,277,314

		12,841,608

REAL ESTATE INVESTMENT TRUST — 2.0%
Ventas	38,700	3,081,681

TECHNOLOGY — 11.0%
Accenture, Cl A	39,600	3,225,024
Cisco Systems	73,700	1,541,804
EMC*	68,300	1,531,969
Microsoft	144,100	4,769,710
Oracle	94,200	3,087,876
QUALCOMM	50,100	3,087,162

		17,243,545

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued
	Shares	Value
UTILITIES — 4.2%
American Electric Power	65,600	$3,373,808
Nextera Energy	39,600	3,248,388

		6,622,196

Total Common Stock (Cost $113,988,963)		155,289,014

SHORT-TERM INVESTMENT — 0.8%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $1,224,126)	1,224,126	1,224,126

Total Investments — 100.0% (Cost $115,213,089)		$156,513,140

Percentages are based upon Net Assets of $156,536,591.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2013.

ADR — American Depositary Receipt

Cl — Class

As of April 30, 2013, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
APRIL 30, 2013 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.3%
	Shares	Value

CONSUMER DISCRETIONARY — 16.7%
Advance Auto Parts	105,337	$8,835,667
Apogee Enterprises	67,444	1,718,473
BorgWarner*	111,400	8,708,138
Family Dollar Stores	70,233	4,310,199
Garmin	286,337	10,044,702
Lear	154,376	8,919,845
Life Time Fitness*	98,274	4,538,294
PetSmart	63,200	4,312,768
Primoris Services	191,191	4,213,850
Signet Jewelers	128,257	8,815,104
Tupperware Brands	104,004	8,351,521

		72,768,561

CONSUMER STAPLES — 2.0%
Dr. Pepper Snapple Group	89,155	4,353,439
Molson Coors Brewing, Cl B	81,100	4,184,760

		8,538,199

ENERGY — 8.6%
Approach Resources*	173,312	4,110,961
Cloud Peak Energy*	247,531	4,836,756
CONSOL Energy	252,865	8,506,378
PDC Energy*	87,000	3,767,100
Rex Energy*	448,928	7,214,273
Ultra Petroleum*	425,018	9,095,385

		37,530,853

FINANCIAL SERVICES — 19.1%
Aspen Insurance Holdings	224,725	8,582,248
Axis Capital Holdings	206,926	9,235,107
BankUnited	314,690	7,977,391
East West Bancorp	181,456	4,414,824
Equifax	144,100	8,818,920
First Financial Bancorp	482,410	7,414,642
HCC Insurance Holdings	209,500	8,924,700

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Lazard, LP, Cl A	220,671	$7,480,747
PrivateBancorp, Cl A	227,525	4,363,930
Safety Insurance Group	44,382	2,204,454
SVB Financial Group*	76,836	5,463,808
Wintrust Financial	240,621	8,628,669

		83,509,440

HEALTH CARE — 7.8%
CareFusion*	309,630	10,354,027
DENTSPLY International	111,786	4,734,137
Hologic*	401,946	8,187,640
MEDNAX*	99,391	8,818,963
Orthofix International*	67,996	2,203,071

		34,297,838

MATERIALS & PROCESSING — 7.4%
Cabot Microelectronics*	112,960	3,785,290
Packaging Corp of America	188,740	8,976,474
Rock-Tenn, Cl A	94,000	9,413,160
Timken	193,157	10,154,263

		32,329,187

PRODUCER DURABLES — 18.1%
AGCO	79,477	4,232,150
B/E Aerospace*	137,926	8,653,477
Colfax*	208,516	9,731,442
Foster Wheeler*	395,310	8,341,041
Hubbell, Cl B	92,282	8,855,381
Manpower	147,700	7,851,732
Robert Half International	115,637	3,795,206
TAL International Group	96,000	3,974,400
Trex*	104,422	5,083,263
Trinity Industries	122,300	5,162,283
TrueBlue*	239,572	4,963,932
Watts Water Technologies, Cl A	180,518	8,495,177

		79,139,484

REAL ESTATE INVESTMENT TRUST — 6.0%
Alexandria Real Estate Equities	112,878	8,214,132
DiamondRock Hospitality	524,610	5,235,608
Digital Realty Trust	62,550	4,411,026
Inland Real Estate	300,778	3,404,807
Potlatch	105,154	4,979,042

		26,244,615

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — 10.1%
Broadridge Financial Solutions	367,269	$9,247,833
Global Payments	203,564	9,445,370
j2 Global	277,165	11,280,616
Jack Henry & Associates	100,363	4,656,843
KLA-Tencor	89,200	4,839,100
Lam Research*	104,300	4,820,746

		44,290,508

UTILITIES — 1.5%
CMS Energy	220,500	6,601,770

Total Common Stock (Cost $330,314,168)		425,250,455

SHORT-TERM INVESTMENT — 3.4%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $14,900,698)	14,900,698	14,900,698

Total Investments — 100.7% (Cost $345,214,866)		$440,151,153

Percentages are based upon Net Assets of $437,092,158.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2013.

Cl — Class

LP — Limited Partnership

As of April 30, 2013, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the six-month period ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
APRIL 30, 2013 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.2%
	Shares	Value

CONSUMER DISCRETIONARY — 16.4%
Advance Auto Parts	3,400	$285,192
BorgWarner*	7,500	586,275
Family Dollar Stores	9,100	558,467
Garmin	21,100	740,188
Lear	9,900	572,022
Mohawk Industries*	2,500	277,200
PetSmart	9,000	614,160
Signet Jewelers	8,600	591,078
Tupperware Brands	7,000	562,100

		4,786,682

CONSUMER STAPLES — 4.9%
Dr. Pepper Snapple Group	12,000	585,960
JM Smucker	5,500	567,765
Molson Coors Brewing, Cl B	5,600	288,960

		1,442,685

ENERGY — 7.4%
Cabot Oil & Gas	4,300	292,615
CONSOL Energy	17,500	588,700
EQT	8,500	638,520
Ultra Petroleum*	29,900	639,860

		2,159,695

FINANCIAL SERVICES — 16.9%
Aspen Insurance Holdings	7,400	282,606
Axis Capital Holdings	13,400	598,042
BankUnited	22,300	565,305
East West Bancorp	22,300	542,559
Equifax	9,700	593,640
Hartford Financial Services Group	10,900	306,181
HCC Insurance Holdings	13,600	579,360
Invesco	19,800	628,452
Lazard, LP, Cl A	16,700	566,130

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
SVB Financial Group*	3,900	$277,329

		4,939,604

HEALTH CARE — 8.7%
CareFusion*	20,700	692,208
DENTSPLY International	6,200	262,570
Hologic*	25,100	511,287
Laboratory Corp of America Holdings*	5,800	541,488
MEDNAX*	6,000	532,380

		2,539,933

MATERIALS & PROCESSING — 9.6%
Eastman Chemical	4,200	279,930
Packaging Corp of America	12,700	604,012
Republic Services, Cl A	17,500	596,400
Rock-Tenn, Cl A	6,300	630,882
Timken	12,900	678,153

		2,789,377

PRODUCER DURABLES — 12.8%
AGCO	5,600	298,200
B/E Aerospace*	9,200	577,208
Colfax*	11,800	550,706
Foster Wheeler*	25,900	546,490
Hubbell, Cl B	5,700	546,972
Manpower	8,000	425,280
Robert Half International	15,300	502,146
Trinity Industries	6,600	278,586

		3,725,588

REAL ESTATE INVESTMENT TRUST — 5.0%
Alexandria Real Estate Equities	8,000	582,160
Digital Realty Trust	8,582	605,202
Liberty Property Trust	6,500	279,435

		1,466,797

TECHNOLOGY — 13.9%
Amphenol, Cl A	3,600	271,872
Avago Technologies, Cl A	13,200	421,872
Broadridge Financial Solutions	23,400	589,212
CA	10,600	285,882
Fiserv*	3,000	273,330
Global Payments	14,500	672,800
Jack Henry & Associates	6,300	292,320
KLA-Tencor	5,500	298,375

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
Lam Research*	6,400	$295,808
Western Digital	11,600	641,248

		4,042,719

UTILITIES — 2.6%
CMS Energy	14,800	443,112
Wisconsin Energy	6,700	301,098

		744,210

Total Common Stock (Cost $23,234,976)		28,637,290

SHORT-TERM INVESTMENT — 0.9%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $278,896)	278,896	278,896

Total Investments— 99.1% (Cost $23,513,872)		$28,916,186

Percentages are based upon Net Assets of $29,167,051.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2013.

Cl — Class

LP — Limited Partnership

As of April 30, 2013, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the six-month period ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
APRIL 30, 2013 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.4%
	Shares	Value

CONSUMER DISCRETIONARY — 10.4%
Apogee Enterprises	16,700	$425,516
Arctic Cat*	19,193	863,493
Childrens Place Retail Stores*	9,200	450,064
Primoris Services	23,200	511,328
Saks*	37,100	428,505
Thor Industries	25,800	956,922
Wolverine World Wide	17,700	845,529

		4,481,357

CONSUMER STAPLES — 0.9%
J&J Snack Foods	5,433	407,584

ENERGY — 8.3%
Bonanza Creek Energy*	25,642	880,803
EQT Midstream Partners LP (A)	11,200	518,560
Kodiak Oil & Gas*	55,000	430,650
Matrix Service*	57,616	865,968
Rex Energy*	26,300	422,641
Synergy Resources*	66,391	448,139

		3,566,761

FINANCIAL SERVICES — 22.5%
AMERISAFE	25,100	819,766
Artisan Partners Asset Management, Cl A*	8,300	309,590
Bancfirst	10,400	435,136
BBCN Bancorp	63,407	816,682
Chemical Financial	33,950	841,960
Columbia Banking System	39,400	845,918
Employers Holdings	18,621	421,765
Endurance Specialty Holdings	8,400	411,348
First Financial Bancorp	40,800	627,096
National Bank Holdings, Cl A	22,200	400,932
Pacific Continental	28,113	314,303
PrivateBancorp, Cl A	42,950	823,781

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Safety Insurance Group	17,719	$880,103
State Bank Financial	27,608	406,114
SVB Financial Group*	6,234	443,300
Wintrust Financial	23,445	840,738

		9,638,532

HEALTH CARE — 4.9%
Given Imaging*	28,900	460,377
Omnicell*	48,300	870,366
Orthofix International*	23,619	765,256

		2,095,999

MATERIALS & PROCESSING — 6.4%
Beacon Roofing Supply*	23,245	886,332
Boise Cascade*	14,200	454,826
KapStone Paper & Packaging	29,831	882,401
U.S. Silica Holdings	24,500	500,535

		2,724,094

PRODUCER DURABLES — 18.0%
EnerSys*	9,800	449,232
Foster Wheeler*	20,706	436,897
Gorman-Rupp	28,800	813,600
Hurco*	15,540	416,938
Hyster-Yale Materials Handling	8,600	448,834
Kelly Services, Cl A	50,879	865,960
Moog, Cl A*	19,100	882,611
Roadrunner Transportation Systems*	37,700	848,627
TAL International Group	20,500	848,700
Trex*	16,900	822,692
Watts Water Technologies, Cl A	18,600	875,316

		7,709,407

REAL ESTATE INVESTMENT TRUST — 9.6%
CoreSite Realty*	11,189	404,818
CubeSmart*	26,700	469,119
CyrusOne	6,700	160,733
Inland Real Estate	38,742	438,559
Potlatch	18,500	875,975
PS Business Parks	11,633	928,313
Summit Hotel Properties	83,753	836,693

		4,114,210

TECHNOLOGY — 10.1%
CACI International, Cl A*	7,500	438,675
Coherent	15,810	884,253

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
DTS*	24,900	$417,822
Heartland Payment Systems	25,259	830,769
j2 Global	21,500	875,050
Littelfuse	12,513	873,658

		4,320,227

UTILITIES — 6.3%
ALLETE	17,300	888,355
NorthWestern	21,100	907,722
Portland General Electric	27,800	896,550

		2,692,627

Total Common Stock (Cost $34,109,927)		41,750,798

SHORT-TERM INVESTMENT — 3.0%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $1,304,541)	1,304,541	1,304,541

Total Investments — 100.4% (Cost $35,414,468)		$43,055,339

Percentages are based upon Net Assets of $42,888,118.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnership. At April 30, 2013, these securities amounted to $518,560 or 1.21% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2013.

Cl — Class

LP — Limited Partnership

As of April 30, 2013, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the six-month period ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2013 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 52.2%
	Shares	Value

CONSUMER DISCRETIONARY — 2.3%
Time Warner	223,900	$13,384,742
Wal-Mart Stores	170,800	13,274,576

		26,659,318

CONSUMER STAPLES — 4.6%
General Mills	531,798	26,813,255
PepsiCo	311,800	25,714,146

		52,527,401

ENERGY — 15.1%
Access Midstream Partners LP (A)	319,655	13,192,162
Chevron	114,500	13,970,145
El Paso Pipeline Partners LP (A)	305,849	13,102,571
Energy Transfer Equity LP (A)	220,655	12,948,035
Enterprise Products Partners LP (A)	221,241	13,418,267
ExxonMobil	140,900	12,538,691
General Electric	987,500	22,011,375
Kinder Morgan	320,400	12,527,640
Magellan Midstream Partners LP (A)	372,438	19,750,387
Plains All American Pipeline LP (A)	227,800	13,080,276
Spectra Energy	395,600	12,473,268
Western Gas Partners (A)	223,800	13,530,948

		172,543,765

FINANCIAL SERVICES — 2.3%
Hartford Financial Services Group	226,240	6,355,082
MetLife	188,778	7,360,454

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Travelers	144,900	$12,375,909

		26,091,445

HEALTH CARE — 7.1%
Abbott Laboratories	336,900	12,438,348
AbbVie	319,400	14,708,370
Johnson & Johnson	316,800	27,000,864
Novartis ADR	365,407	26,952,420

		81,100,002

MATERIALS & PROCESSING — 1.2%
EI Du Pont de Nemours	251,800	13,725,618

PRODUCER DURABLES — 3.4%
Automatic Data Processing	194,800	13,117,832
Boeing	147,935	13,522,739
Raytheon	192,843	11,836,703

		38,477,274

REAL ESTATE INVESTMENT TRUST — 5.7%
Alexandria Real Estate Equities	280,224	20,391,901
Digital Realty Trust	309,510	21,826,645
PS Business Parks	131,561	10,498,568
Rayonier	207,350	12,320,737

		65,037,851

TECHNOLOGY — 2.6%
Microsoft	901,100	29,826,410

UTILITIES — 7.9%
AT&T	306,300	11,473,998
Nextera Energy	161,000	13,206,830
PPL	217,200	7,250,136
Southern	555,400	26,786,942
Vodafone Group ADR	622,900	19,054,511
Xcel Energy	410,300	13,043,437

		90,815,854

Total Common Stock (Cost $460,035,718)		596,804,938

PREFERRED STOCK — 9.1%
CONSUMER DISCRETIONARY — 0.6%
General Motors, Ser B, 4.750%	144,000	6,693,120

FINANCIAL SERVICES — 7.0%
Bank of America, Ser D, 6.204%	847,402	21,464,693
BB&T, Ser D, 5.850%	479,666	12,691,962

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2013 (Unaudited)

PREFERRED STOCK — continued
	Shares/Face Amount	Value

FINANCIAL SERVICES — continued
JPMorgan Chase 6.300%	1,046,242	$26,585,009
MetLife, 5.000%	118,700	5,952,805
PNC Financial Services Group, Ser Q, 5.375%	502,500	12,909,225

		79,603,694

REAL ESTATE INVESTMENT TRUST — 1.0%
Public Storage, 5.750%	139,950	3,631,703
Public Storage, 5.900%	299,084	7,916,753

		11,548,456

UTILITIES — 0.5%
PPL, 8.750%	110,938	6,323,466

Total Preferred Stock (Cost $99,710,259)		104,168,736

CORPORATE OBLIGATIONS — 8.4%
ENERGY — 1.4%
Anadarko Petroleum 5.950%, 09/15/16	$2,750,000	3,162,181
Marathon Oil 5.900%, 03/15/18	1,000,000	1,194,940
Occidental Petroleum 2.700%, 02/15/23	7,150,000	7,273,645
Total Capital 3.000%, 06/24/15	3,825,000	4,022,473

		15,653,239

FINANCIAL SERVICES — 4.9%
American International Group 4.250%, 09/15/14	6,000,000	6,275,628
Bank of America MTN 5.650%, 05/01/18	9,000,000	10,448,064
Barclays Bank, Ser 1 5.000%, 09/22/16	4,350,000	4,903,333
Citigroup 6.375%, 08/12/14	2,250,000	2,405,747
5.900%, 12/29/49 (B)	10,000,000	10,450,000
General Electric Capital 7.125%, 12/31/49 (B)	8,500,000	9,950,398
JPMorgan Chase 6.300%, 04/23/19	3,500,000	4,308,213
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	6,500,000	7,031,440

		55,772,823

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — 0.4%
Boeing 6.000%, 03/15/19	$2,000,000	$2,473,422
CSX 6.250%, 04/01/15	2,000,000	2,207,066

		4,680,488

REAL ESTATE INVESTMENT TRUST — 0.2%
Vornado Realty 4.250%, 04/01/15	2,750,000	2,912,762

TECHNOLOGY — 1.2%
Arrow Electronics 6.000%, 04/01/20	2,500,000	2,860,020
Hewlett-Packard 1.550%, 05/30/14	3,000,000	3,016,917
Intel 3.300%, 10/01/21	7,000,000	7,452,424

		13,329,361

UTILITIES — 0.3%
Sempra Energy 2.000%, 03/15/14	3,500,000	3,540,575

Total Corporate Obligations (Cost $90,110,907)		95,889,248

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.6%
FHLMC
3.750%, 03/27/19	8,000,000	9,239,944
2.375%, 01/13/22	9,000,000	9,463,167

		18,703,111

FNMA
5.375%, 06/12/17	2,750,000	3,282,854
2.750%, 02/05/14	7,000,000	7,142,590
2.625%, 11/20/14	10,000,000	10,377,850
1.125%, 04/27/17	13,000,000	13,263,939
0.750%, 12/18/13	11,000,000	11,044,627

		45,111,860

Total U.S. Government Agency Obligations (Cost $62,007,084)		63,814,971

U.S. TREASURY OBLIGATIONS — 2.2%
U.S. Treasury Bond 3.375%, 11/15/19	6,250,000	7,207,519

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2013 (Unaudited)

U.S. TREASURY OBLIGATIONS — continued
	Face Amount/ Shares	Value

U.S. Treasury Inflationary Protection Securities
2.500%, 07/15/16	$2,011,818	$2,291,428
1.375%, 07/15/18	6,513,672	7,545,685
1.375%, 01/15/20	5,099,695	6,031,185

		15,868,298

U.S. Treasury Notes 3.250%, 05/31/16	2,250,000	2,451,093

Total U.S. Treasury Obligations (Cost $22,655,172)		25,526,910

SHORT-TERM INVESTMENT — 21.8%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (C) (Cost $248,831,119)	248,831,133	248,831,119

Total Investments — 99.3% (Cost $983,350,259)		$1,135,035,922

Percentages are based upon Net Assets of $1,142,990,601.

(A)	Securities considered Master Limited Partnership. At April 30, 2013, these securities amounted to $99,022,646 or 8.66% of Net Assets.

(B)	Floating rate security — Rate disclosed is the rate in effect on April 30, 2013.

(C)	The rate reported is the 7-day effective yield as of April 30, 2013.

ADR — American Depositary Receipt

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

LP — Limited Partnership

MTN — Medium Term Note

Ser — Series

The following is a summary of the inputs used as of April 30, 2013 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$596,804,938	$—	$—	$596,804,938
Preferred Stock	104,168,736	—	—	104,168,736
Corporate Obligations	—	95,889,248	—	95,889,248
U.S. Government Agency Obligations	—	63,814,971	—	63,814,971
U.S. Treasury Obligations	—	25,526,910	—	25,526,910
Short-Term Investment	248,831,119	—	—	248,831,119

Total Investments in Securities	$949,804,793	$185,231,129	$—	$1,135,035,922

For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the six-month period ended April 30, 2013, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
APRIL 30, 2013 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.8%
	Shares	Value

CONSUMER DISCRETIONARY — 11.8%
Family Dollar Stores	13,400	$822,358
Genuine Parts	29,700	2,267,001
McDonald’s	23,400	2,390,076
Nordstrom	13,100	741,329
TJX	46,800	2,282,436
Tupperware Brands	9,500	762,850

		9,266,050

CONSUMER STAPLES — 17.3%
Colgate-Palmolive	19,850	2,370,288
General Mills	47,800	2,410,076
Hershey	9,650	860,394
Hormel Foods	20,400	841,908
JM Smucker	8,100	836,163
McCormick	11,500	827,310
PepsiCo	28,700	2,366,889
Philip Morris International	23,900	2,284,601
Procter & Gamble	10,700	821,439

		13,619,068

ENERGY — 8.6%
Chevron	19,100	2,330,391
ExxonMobil	24,700	2,198,053
Marathon Oil	67,000	2,188,890

		6,717,334

FINANCIAL SERVICES — 12.5%
ACE	25,800	2,299,812
Franklin Resources	15,500	2,397,230
US Bancorp	57,900	1,926,912
Waddell & Reed Financial, Cl A	20,050	859,544
Wells Fargo	60,900	2,312,982

		9,796,480

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — 13.1%
Abbott Laboratories	21,200	$782,704
Baxter International	11,700	817,479
GlaxoSmithKline ADR	48,500	2,504,540
Johnson & Johnson	27,250	2,322,518
Novartis ADR	31,400	2,316,064
UnitedHealth Group	25,684	1,539,242

		10,282,547

MATERIALS & PROCESSING — 1.0%
PPG Industries	5,150	757,771

PRODUCER DURABLES — 14.8%
Deere	8,000	714,400
Honeywell International	31,400	2,309,156
Raytheon	27,000	1,657,260
Union Pacific	16,080	2,379,197
United Technologies	24,900	2,273,121
WW Grainger	9,400	2,316,818

		11,649,952

TECHNOLOGY — 20.7%
Accenture, Cl A	30,550	2,487,992
CA	89,150	2,404,375
Cisco Systems	110,900	2,320,028
Microchip Technology	23,100	841,302
Microsoft	107,900	3,571,490
QUALCOMM	37,300	2,298,426
Western Digital	42,100	2,327,288

		16,250,901

Total Common Stock (Cost $66,580,067)		78,340,103

RIGHTS — 0.0%
Kinder Morgan* (Cost $3)	10,195	—

SHORT-TERM INVESTMENT — 0.1%
Federated Prime Money Market Obligations Fund, 0.070% (A) (Cost $125,390)	125,390	125,390

Total Investments — 99.9% (Cost $66,705,460)		$78,465,493

Percentages are based on Net Assets of $78,507,563.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
APRIL 30, 2013 (Unaudited)

*	Non-income producing security

(A)	The rate reported is the 7-day effective yield as of April 30, 2013.

ADR – American Depositary Receipt

Cl – Class

As of April 30, 2013, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the six-month period ended April 30, 2013, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2013 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 96.7%
	Face Amount	Value

CONSUMER DISCRETIONARY — 28.9%
99 Cents Only Stores 11.000%, 12/15/19	$140,000	$162,750
Academy 9.250%, 08/01/19 (A)	205,000	233,444
Air Canada 12.000%, 02/01/16 (A)	135,000	147,656
9.250%, 08/01/15 (A)	440,000	467,500
AMC Entertainment 8.750%, 06/01/19	115,000	126,644
AMC Networks 7.750%, 07/15/21	270,000	310,500
Asbury Automotive Group 8.375%, 11/15/20	200,000	226,000
7.625%, 03/15/17	250,000	256,877
Avis Budget Car Rental 8.250%, 01/15/19	240,000	266,700
Beazer Homes USA 9.125%, 06/15/18	220,000	241,450
8.125%, 06/15/16	85,000	94,138
6.625%, 04/15/18	120,000	130,800
Boyd Gaming 9.125%, 12/01/18	185,000	205,350
7.125%, 02/01/16	210,000	212,625
6.750%, 04/15/14	105,000	105,131
Burlington Coat Factory Warehouse 10.000%, 02/15/19	260,000	290,875
CCO Holdings 8.125%, 04/30/20	175,000	197,750
7.875%, 04/30/18	235,000	249,922
7.375%, 06/01/20	200,000	224,500
Chrysler Group 8.000%, 06/15/19	250,000	280,000
Cinemark USA 8.625%, 06/15/19	165,000	182,325
CityCenter Holdings 7.625%, 01/15/16	300,000	322,125

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Claire’s Stores 9.000%, 03/15/19 (A)	$325,000	$372,531
Clear Channel Communications 5.500%, 09/15/14	760,000	748,600
4.900%, 05/15/15	150,000	142,125
Coleman Cable 9.000%, 02/15/18	175,000	189,438
DISH DBS 7.125%, 02/01/16	350,000	386,750
Entercom Radio 10.500%, 12/01/19	265,000	308,725
Entravision Communications 8.750%, 08/01/17	200,000	216,000
Fifth & Pacific 10.500%, 04/15/19	325,000	365,219
Gannett 9.375%, 11/15/17	200,000	217,000
Geo Group 7.750%, 10/15/17	100,000	106,500
Griffon 7.125%, 04/01/18	130,000	141,375
GWR Operating Partnership 10.875%, 04/01/17	220,000	248,600
Hanesbrands 8.000%, 12/15/16	82,000	88,662
Harrahs 11.250%, 06/01/17 (B)	200,000	211,500
5.375%, 12/15/13	120,000	119,100
Hertz 7.500%, 10/15/18	185,000	204,656
Inmarsat Finance 7.375%, 12/01/17 (A)	300,000	318,375
J Crew Group 8.125%, 03/01/19 (B)	410,000	440,237
Jo-Ann Stores 8.125%, 03/15/19 (A)	400,000	427,000
Lamar Media 7.875%, 04/15/18	165,000	180,262
Lear 8.125%, 03/15/20	134,000	150,918
7.875%, 03/15/18	266,000	287,612
Levi Strauss 7.625%, 05/15/20	50,000	55,562
LIN Television 8.375%, 04/15/18	225,000	244,125
Live Nation Entertainment 8.125%, 05/15/18 (A)	300,000	325,125

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2013 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Local TV Finance 9.250%, 06/15/15 (A)	$370,000	$370,925
Mediacom 9.125%, 08/15/19	400,000	447,000
MGM Resorts International 7.625%, 01/15/17	150,000	170,250
7.500%, 06/01/16	388,000	437,470
6.625%, 07/15/15	130,000	142,350
Michaels Stores 7.750%, 11/01/18	140,000	153,825
NBTY 9.000%, 10/01/18	185,000	208,356
NCL 9.500%, 11/15/18	49,000	55,493
NES Rentals Holdings 7.875%, 05/01/18 (A)	200,000	206,000
Nexstar Broadcasting 8.875%, 04/15/17	240,000	262,800
Nielsen Finance 11.625%, 02/01/14	40,000	43,050
Petco Animal Supplies 9.250%, 12/01/18 (A)	300,000	331,875
Realogy 11.500%, 04/15/17	295,000	313,806
Regal Entertainment 9.125%, 08/15/18	250,000	280,000
Rite Aid 9.500%, 06/15/17	270,000	280,800
Royal Caribbean Cruises 11.875%, 07/15/15	153,000	185,513
7.000%, 06/15/13	412,000	414,060
Sabre Holdings 8.350%, 03/15/16	350,000	388,063
Scientific Games International 9.250%, 06/15/19	405,000	446,513
Service International 7.000%, 05/15/19	250,000	273,438
Sinclair Television Group 9.250%, 11/01/17 (A)	200,000	217,000
8.375%, 10/15/18 (B)	170,000	189,550
Sonic Automotive 9.000%, 03/15/18	300,000	328,875
Southern States 11.250%, 05/15/15 (A)	100,000	105,125
Spectrum Brands 9.500%, 06/15/18	140,000	157,325
Tenneco 7.750%, 08/15/18	170,000	186,788

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Tower Auto Holdings 10.625%, 09/01/17 (A)	$100,000	$106,376
Toys R Us Property 10.750%, 07/15/17	300,000	320,625
United Airlines 6.750%, 09/15/15 (A)	575,000	601,594
United Rentals North America 9.250%, 12/15/19	100,000	114,000
8.375%, 09/15/20	425,000	480,250
Univision Communications 7.875%, 11/01/20 (A)	200,000	225,000
Virgin Media Finance 8.375%, 10/15/19	127,000	143,351
West 8.625%, 10/01/18 (B)	350,000	387,625
WMG Acquisition 11.500%, 10/01/18	405,000	481,950
Yankee Candle 9.750%, 02/15/17	215,000	222,796

		21,110,876

CONSUMER STAPLES — 5.2%
B&G Foods 7.625%, 01/15/18	171,000	183,397
Burger King 9.875%, 10/15/18	400,000	455,500
Central Garden and Pet 8.250%, 03/01/18	210,000	219,713
CKE Restaurants 11.375%, 07/15/18	45,000	47,082
Cott Beverages 8.375%, 11/15/17	110,000	117,700
Darling International 8.500%, 12/15/18	210,000	238,350
Dave & Buster’s 11.000%, 06/01/18	320,000	362,000
Dean Foods 9.750%, 12/15/18	365,000	424,769
Del Monte 7.625%, 02/15/19	350,000	373,187
DineEquity 9.500%, 10/30/18	250,000	285,000
JBS USA 11.625%, 05/01/14	310,000	338,287
Michael Foods Group 9.750%, 07/15/18	150,000	168,188
New Albertsons 7.250%, 05/01/13	80,000	80,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2013 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — continued
Pinnacle Foods Finance 8.250%, 09/01/17	$145,000	$157,325
Prestige Brands 8.250%, 04/01/18	240,000	261,300
SUPERVALU 8.000%, 05/01/16	115,000	125,925

		3,837,723

ENERGY — 10.3%
Alta Mesa Holdings 9.625%, 10/15/18	175,000	188,125
Antero Resources 9.375%, 12/01/17	135,000	146,812
7.250%, 08/01/19	125,000	135,625
Arch Coal 8.750%, 08/01/16	225,000	234,000
BreitBurn Energy Partners 8.625%, 10/15/20	250,000	279,375
Carrizo Oil & Gas 8.625%, 10/15/18	350,000	387,625
CCS 11.000%, 11/15/15 (A)	450,000	463,500
Chaparral Energy 9.875%, 10/01/20	230,000	267,950
Chesapeake Energy 9.500%, 02/15/15	540,000	610,200
Comstock Resources 8.375%, 10/15/17	360,000	383,400
CONSOL Energy 8.000%, 04/01/17	225,000	243,563
Crosstex Energy 8.875%, 02/15/18	210,000	229,425
Energy XXI 9.250%, 12/15/17	255,000	288,150
EP Energy 6.875%, 05/01/19	50,000	54,750
Exterran Holdings 7.250%, 12/01/18	310,000	334,412
Forest Oil 7.250%, 06/15/19	300,000	303,750
Hilcorp Energy I 8.000%, 02/15/20 (A)	305,000	338,550
Laredo Petroleum 9.500%, 02/15/19	140,000	159,600
Newfield Exploration 7.125%, 05/15/18	200,000	208,000
Parker Drilling 9.125%, 04/01/18	330,000	361,350

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Pioneer Energy Services 9.875%, 03/15/18	$314,000	$345,008
Quicksilver Resources 11.750%, 01/01/16	215,000	229,781
8.250%, 08/01/15	200,000	205,000
SandRidge Energy 8.750%, 01/15/20	105,000	112,875
SM Energy 6.625%, 02/15/19	160,000	172,200
Stone Energy 8.625%, 02/01/17	300,000	323,250
Swift Energy 8.875%, 01/15/20	240,000	261,000
7.125%, 06/01/17	75,000	76,875

W&T Offshore 8.500%, 06/15/19	160,000	174,400

		7,518,551

FINANCIAL SERVICES — 5.9%
Aircastle 9.750%, 08/01/18	285,000	325,256
Ally Financial 8.300%, 02/12/15	380,000	422,275
CIT Group 4.750%, 02/15/15 (A)	290,000	305,225
Credit Acceptance 9.125%, 02/01/17	335,000	365,150
Ford Motor Credit 5.625%, 09/15/15	100,000	109,135
Icahn Enterprises 8.000%, 01/15/18	200,000	215,000
International Lease Finance 8.625%, 09/15/15	275,000	313,500
5.750%, 05/15/16	275,000	299,113
5.650%, 06/01/14	135,000	141,075
5.625%, 09/20/13	70,000	71,050
iStar Financial 5.875%, 03/15/16	80,000	84,000
Nationstar Mortgage 9.625%, 05/01/19 (A)	220,000	254,650
Nuveen Investments 5.500%, 09/15/15	613,000	617,598
PHH 9.250%, 03/01/16	210,000	246,225
Regions Financial 7.750%, 11/10/14	85,000	93,902

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2013 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
Springleaf Finance MTN 5.850%, 06/01/13	$210,000	$210,525
5.400%, 12/01/15	250,000	260,938

		4,334,617

HEALTH CARE — 8.1%
Alere 9.000%, 05/15/16	540,000	567,000
Catalent Pharma Solutions 9.500%, 04/15/15	290,000	290,725
CHS 8.000%, 11/15/19	350,000	396,812
DaVita HealthCare Partners 6.375%, 11/01/18	190,000	203,062
Emdeon 11.000%, 12/31/19	390,000	455,325
Fresenius Medical Care US Finance 6.500%, 09/15/18 (A)	225,000	260,437
Fresenius US Finance II 9.000%, 07/15/15 (A)	125,000	144,062
HCA 8.500%, 04/15/19	125,000	137,813
6.500%, 02/15/16	190,000	209,712
6.375%, 01/15/15	180,000	193,950
HealthSouth 8.125%, 02/15/20	385,000	428,313
7.250%, 10/01/18	175,000	189,000
Immucor 11.125%, 08/15/19	175,000	200,813
IMS Health 12.500%, 03/01/18 (A)	340,000	404,600
Mylan 7.625%, 07/15/17 (A)	230,000	255,572
Omnicare 7.750%, 06/01/20	360,000	406,350
Tenet Healthcare 8.000%, 08/01/20	175,000	196,875
Valeant Pharmaceuticals 6.750%, 10/01/17 (A)	350,000	379,750
6.500%, 07/15/16 (A)	115,000	119,816
Vanguard Health Holding II 8.000%, 02/01/18	200,000	216,500
Warner Chilcott 7.750%, 09/15/18	225,000	244,125

		5,900,612

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — 17.4%
Ainsworth Lumber 7.500%, 12/15/17 (A)	$305,000	$332,450
AM Castle 12.750%, 12/15/16 (B)	260,000	307,450
Amsted Industries 8.125%, 03/15/18 (A)	200,000	216,000
Appleton Papers 10.500%, 06/15/15 (A)	350,000	370,125

ArcelorMittal 9.500%, 02/15/15	250,000	282,290
4.250%, 08/05/15	150,000	156,723
Ardagh Packaging Finance 7.375%, 10/15/17 (A)	200,000	220,250
Atkore International 9.875%, 01/01/18	410,000	451,512
Berry Plastics 9.750%, 01/15/21	280,000	331,800
BOE Merger 9.500%, 11/01/17 (A)	265,000	286,200
Boise Paper Holdings 9.000%, 11/01/17	450,000	484,875
Calumet Specialty Products Partners 9.375%, 05/01/19	200,000	224,000
Cascades 7.750%, 12/15/17	440,000	469,700
Cemex 9.000%, 01/11/18 (A)	305,000	332,450
5.283%, 09/30/15 (A) (B)	150,000	155,812
Chemtura 7.875%, 09/01/18	200,000	220,000
Cloud Peak Energy 8.500%, 12/15/19	175,000	191,625
8.250%, 12/15/17	130,000	139,750
FMG Resources 7.000%, 11/01/15 (A)	640,000	670,400
Graphic Packaging International 9.500%, 06/15/17	370,000	390,350
7.875%, 10/01/18	185,000	205,350
Huntsman International 8.625%, 03/15/20	170,000	192,525
Ineos Finance 9.000%, 05/15/15 (A) (B)	400,000	419,000
8.375%, 02/15/19 (A)	200,000	225,500
KB Home 5.875%, 01/15/15	175,000	185,938
Koppers 7.875%, 12/01/19	250,000	276,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2013 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Lennar 5.600%, 05/31/15	$105,000	$112,875
Longview Fibre Paper & Packaging 8.000%, 06/01/16 (A)	495,000	517,275
Murray Energy 10.250%, 10/15/15 (A)	75,000	76,500
NOVA Chemicals 8.625%, 11/01/19	50,000	56,563
Novelis 8.750%, 12/15/20	180,000	204,300
NXP Funding 9.750%, 08/01/18 (A)	100,000	113,000
OMNOVA Solutions 7.875%, 11/01/18	300,000	322,875
Packaging Dynamics 8.750%, 02/01/16 (A)	300,000	314,250
Ply Gem Industries 8.250%, 02/15/18	350,000	383,250
Polymer Group 7.750%, 02/01/19	240,000	263,700
PolyOne 7.375%, 09/15/20	210,000	235,725
Resolute Forest Products 10.250%, 10/15/18	373,000	435,664
Reynolds Group Issuer 9.000%, 04/15/19	335,000	361,800
7.875%, 08/15/19	375,000	420,000
Sappi Papier Holding GmbH 8.375%, 06/15/19 (A)	410,000	459,200
Sealed Air 8.125%, 09/15/19 (A)	175,000	200,375
Sunstate Equipment 12.000%, 06/15/16 (A)	145,000	163,125
Tekni-Plex 9.750%, 06/01/19 (A)	150,000	166,500
Texas Industries 9.250%, 08/15/20	170,000	189,338

		12,734,640

PRODUCER DURABLES — 6.9%
Affinia Group 10.750%, 08/15/16 (A)	80,000	86,801
9.000%, 11/30/14	325,000	325,816
Air Lease 4.500%, 01/15/16	170,000	176,800
American Axle & Manufacturing Holdings 9.250%, 01/15/17 (A)	96,000	104,880

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
BWAY Holding 10.000%, 06/15/18	$200,000	$224,000
Case New Holland 7.750%, 09/01/13	40,000	40,750
HD Supply 10.500%, 01/15/21	245,000	256,944
8.125%, 04/15/19	175,000	197,969
Huntington Ingalls Industries 6.875%, 03/15/18	140,000	154,875
Interface 7.625%, 12/01/18	400,000	434,500
Interline Brands 7.500%, 11/15/18	180,000	194,400
Kratos Defense 10.000%, 06/01/17	450,000	496,125
Manitowoc 9.500%, 02/15/18	200,000	220,000
Meritor 8.125%, 09/15/15	210,000	226,800
Norcraft 10.500%, 12/15/15	235,000	246,162
Nortek 10.000%, 12/01/18	200,000	224,750
Physio-Control International 9.875%, 01/15/19 (A)	230,000	262,775
RBS Global 8.500%, 05/01/18	280,000	306,600
Sequa 7.000%, 12/15/17 (A)	290,000	294,350
Tomkins 9.000%, 10/01/18	230,000	255,587
TransDigm 7.750%, 12/15/18	316,000	349,970

		5,080,854

REAL ESTATE INVESTMENT TRUST — 0.5%
DuPont Fabros Technology 8.500%, 12/15/17	175,000	188,125
Felcor Lodging 10.000%, 10/01/14	128,000	142,240

		330,365

TECHNOLOGY — 6.2%
Advanced Micro Devices 8.125%, 12/15/17	305,000	318,725
Amkor Technologies 7.375%, 05/01/18	300,000	319,125

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2013 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
CDW 12.535%, 10/12/17	$245,000	$263,375
8.000%, 12/15/18	225,000	252,281
Fidelity National Information Services 7.625%, 07/15/17	400,000	427,500
First Data 11.250%, 03/31/16	280,000	284,900
Freescale Semiconductor 10.125%, 03/15/18 (A)	200,000	221,500
9.250%, 04/15/18 (A)	300,000	330,000
GXS Worldwide 9.750%, 06/15/15	380,000	392,350
iGATE 9.000%, 05/01/16	285,000	310,650
Infor US 11.500%, 07/15/18 (B)	181,880	214,618
Intelsat Jackson Holdings 7.250%, 04/01/19	400,000	440,000
Interactive Data 10.250%, 08/01/18	130,000	147,713
Magnachip Semiconductor 10.500%, 04/15/18	350,000	392,000
SunGard Data Systems 7.375%, 11/15/18	200,000	216,000

		4,530,737

UTILITIES — 7.3%
AES 9.750%, 04/15/16	311,000	376,310
7.750%, 10/15/15	200,000	229,000
Allbritton Communication 8.000%, 05/15/18	500,000	542,500
Calpine 7.250%, 10/15/17 (A)	291,000	308,096
Calpine Construction Finance 8.000%, 06/01/16 (A)	125,000	130,625
Cincinnati Bell 8.250%, 10/15/17	311,000	332,770
Clearwire Communications 12.000%, 12/01/17 (A)	145,000	168,925
CommScope 8.250%, 01/15/19 (A)	325,000	355,062
eAccess 8.250%, 04/01/18 (A)	200,000	224,000
GenOn Energy 9.875%, 10/15/20	250,000	288,750
Level 3 Communications 11.875%, 02/01/19	265,000	311,706

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value

UTILITIES — continued
Level 3 Financing 10.000%, 02/01/18	$230,000	$253,288
MetroPCS Wireless 7.875%, 09/01/18	325,000	357,906
NRG Energy 8.500%, 06/15/19	225,000	248,625
PAETEC Holding 9.875%, 12/01/18	255,000	293,250
RRI Energy 7.625%, 06/15/14	125,000	132,813
Sprint Nextel 9.125%, 03/01/17	420,000	494,550
Zayo Group 8.125%, 01/01/20	230,000	259,325

		5,307,501

Total Corporate Obligations (Cost $69,897,685)		70,686,476

COMMON STOCK — 0.0%
UTILITIES — 0.0%
Virgin Media Escrow * (Cost $–)	127,000	—

Total Investments — 96.7% (Cost $69,897,685)		$70,686,476

Percentages are based upon Net Assets of $73,110,541.

*	Non-income producing security.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B)	Floating rate security — Rate disclosed is the rate in effect on April 30, 2013.

MTN — Medium Term Note

As of April 30, 2013, all of the Fund’s investments were considered Level 2, in accordance with ASC-820.

For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
APRIL 30, 2013 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.2%
	Shares	Value

ARGENTINA — 1.6%
Tenaris	8,100	$179,637

AUSTRALIA — 1.3%
Rio Tinto	2,500	144,620

AUSTRIA — 2.9%
Vienna Insurance Group	3,000	158,982
Voestalpine	5,200	162,335

		321,317

BELGIUM — 1.9%
Anheuser-Busch InBev	2,200	209,329

BRAZIL — 0.8%
Petroleo Brasileiro ADR	2,900	55,535
Vale ADR, Cl B	2,000	34,180

		89,715

CANADA — 1.9%
Agrium	1,100	100,834
Goldcorp	3,900	115,368

		216,202

CZECH REPUBLIC — 0.6%
CEZ*	2,400	69,463

FRANCE — 5.1%
BNP Paribas	3,900	217,309
Schneider Electric	3,200	244,005
Total	2,200	110,879

		572,193

GERMANY — 4.6%
Hannover Rueckversicherung	2,700	227,996
Henkel	2,600	203,561
RWE	2,200	79,197

		510,754

COMMON STOCK — continued
	Shares	Value

HONG KONG — 4.5%
CNOOC	101,000	$188,460
Wharf Holdings	28,154	251,241
Zoomlion Heavy Industry Science & Technology	60,953	61,030

		500,731

ISRAEL — 1.0%
Teva Pharmaceutical Industries ADR	2,800	107,212

JAPAN — 10.2%
Astellas Pharma	4,200	244,284
Canon	5,200	186,429
Japan Tobacco	6,200	234,364
Keyence	900	285,274
Nippon Telegraph & Telephone	3,700	183,131

		1,133,482

JERSEY — 1.2%
Randgold Resources ADR	1,600	130,848

NETHERLANDS — 0.8%
ING Groep	10,500	86,176

SINGAPORE — 1.2%
Keppel	11,600	100,865
Keppel REIT	2,220	2,722
Singapore Press Holdings	9,100	32,951

		136,538

SOUTH KOREA — 2.9%
BS Financial Group	11,800	155,362
Samsung Electronics	120	165,622

		320,984

SWITZERLAND — 3.1%
Roche Holding	1,400	349,925

THAILAND — 1.5%
BEC World	22,800	52,048
PTT Exploration & Production	21,600	113,335

		165,383

TURKEY — 1.1%
Tupras Turkiye Petrol Rafinerileri	4,600	128,295

UNITED KINGDOM — 11.3%
British American Tobacco	4,700	260,345
GlaxoSmithKline	5,400	139,284
Informa	25,000	185,625
Lloyds Banking Group*	155,800	131,485

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — continued
Persimmon	10,100	$169,439
Royal Dutch Shell, Cl B	4,000	139,988
SABMiller	2,100	113,144
Sage Group	23,600	123,724

		1,263,034

UNITED STATES — 36.7%
ACE	2,000	178,280
AGCO	3,500	186,375
AT&T	4,600	172,316
Bristol-Myers Squibb	2,000	79,440
Cameron International *	1,800	110,790
Capital One Financial	1,900	109,782
Caterpillar	1,700	143,939
Dun & Bradstreet	3,100	274,195
ExxonMobil	1,200	106,788
Freeport-McMoRan Copper & Gold .	2,600	79,118
Honeywell International	3,600	264,744
International Business Machines	1,200	243,048
JPMorgan Chase	6,600	323,466
Kraft Foods Group	2,400	123,576
MetLife	4,400	171,556
Mondelez International, Cl A	3,700	116,365
Moody’s	5,000	304,250
Omnicom Group	3,400	203,218
Philip Morris International	2,200	210,298
Raytheon	2,500	153,450
Stanley Black & Decker	2,000	149,620
T. Rowe Price Group	1,900	137,750
Williams	6,700	255,471

		4,097,835

Total Common Stock (Cost $10,294,457)		10,733,673

EXCHANGE TRADED FUNDS — 2.2%
UNITED STATES — 2.2%
iShares MSCI France Index Fund	3,600	88,308
iShares MSCI Germany Index Fund	2,300	58,581
iShares MSCI Italy Index Fund	7,100	93,365

Total Exchange Traded Funds (Cost $239,865)		240,254

SHORT-TERM INVESTMENT — 1.4%
	Shares	Value

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $157,030)	157,030	$157,030

Total Investments — 99.8% (Cost $10,691,352)		$11,130,957

Percentages are based upon Net Assets of $11,151,426.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2013.

ADR — American Depositary Receipt

Cl — Class

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

As of April 30, 2013, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

For the period ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
APRIL 30, 2013 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.1%
	Shares	Value

ARGENTINA — 1.7%
Tenaris	3,300	$73,186

AUSTRIA — 3.0%
Vienna Insurance Group	1,100	58,294
Voestalpine	2,300	71,802

		130,096

BELGIUM — 2.8%
Anheuser-Busch InBev	1,000	95,150
Umicore	600	27,774

		122,924

BRAZIL — 1.6%
Petroleo Brasileiro ADR	1,900	36,385
Vale ADR, Cl B	2,100	35,889

		72,274

CANADA — 1.2%
Intact Financial, Cl Common Subscription Receipt	900	54,851

CZECH REPUBLIC — 0.9%
CEZ*	1,400	40,520

FRANCE — 6.6%
AXA	1,600	29,953
BNP Paribas	900	50,148
Schneider Electric	1,000	76,251
Total	1,100	55,440
Unibail-Rodamco	300	78,424

		290,216

GERMANY — 4.1%
Hannover Rueckversicherung	1,500	126,664
RWE	1,500	53,998

		180,662

COMMON STOCK — continued
	Shares	Value

HONG KONG — 3.5%
ASM Pacific Technology	3,500	$36,082
CNOOC	23,100	43,103
VTech Holdings	3,900	49,754
Zoomlion Heavy Industry Science & Technology	23,994	24,025

		152,964

JAPAN — 5.9%
Astellas Pharma	1,200	69,796
Canon	1,900	68,118
Japan Tobacco	1,900	71,821
Nippon Telegraph & Telephone	1,000	49,495

		259,230

MALAYSIA — 0.5%
CIMB Group Holdings	8,100	20,606

NETHERLANDS — 3.2%
Akzo Nobel	400	24,116
ING Groep	4,500	36,933
Koninklijke Philips Electronics	1,000	27,616
Wereldhave	700	50,776

		139,441

NEW ZEALAND — 1.6%
Sky Network Television	14,200	69,621

SINGAPORE — 2.2%
Keppel	7,600	66,084
Keppel REIT	1,440	1,765
Singapore Press Holdings	7,500	27,158

		95,007

SOUTH KOREA — 0.9%
Samsung Electronics GDR	100	39,525

SWITZERLAND — 1.7%
Roche Holding	300	74,984

TAIWAN — 0.5%
TSRC*	11,000	21,730

THAILAND — 2.1%
BEC World	26,400	60,266
Thai Oil	14,900	33,506

		93,772

TURKEY — 1.2%
Tupras Turkiye Petrol Rafinerileri	1,900	52,991

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — 14.1%
British American Tobacco	1,500	$83,089
Centrica	8,300	47,832
Close Brothers Group	3,800	61,329
Fresnillo	2,100	37,579
GlaxoSmithKline	1,700	43,849
Informa	10,300	76,478
Royal Dutch Shell, Cl B	1,200	41,996
Sage Group	12,500	65,532
Segro	11,600	48,002
Standard Chartered	1,800	45,212
Vodafone Group	22,100	67,353

		618,251

UNITED STATES — 38.8%
ACE	1,500	133,710
AT&T	2,100	78,666
Bristol-Myers Squibb	2,900	115,188
Capital One Financial	800	46,224
Dun & Bradstreet	700	61,915
Freeport-McMoRan Copper & Gold	1,800	54,774
Honeywell International	1,800	132,372
International Business Machines	500	101,270
JPMorgan Chase	2,800	137,228
Kinder Morgan Energy Partners LP (A)	1,500	132,675
Kraft Foods Group	1,000	51,490
MetLife	2,000	77,980
Mondelez International, Cl A	2,000	62,900
National Retail Properties	2,600	103,168
Philip Morris International	1,300	124,267
Raytheon	1,100	67,518
Stanley Black & Decker	700	52,367
T. Rowe Price Group	700	50,750
Williams	3,200	122,016

		1,706,478

Total Common Stock (Cost $4,125,864)		4,309,329

SHORT-TERM INVESTMENT — 1.6%
	Shares	Value

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $69,430)	69,430	$69,430

Total Investments — 99.7% (Cost $4,195,294)		$4,378,759

Percentages are based upon Net Assets of $4,393,261.

*	Non-income producing security.

(A)	Security considered Master Limited Partnership. At April 30, 2013, these securities amounted to $132,675 or 3.02% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2013.

ADR – American Depositary Receipt

Cl – Class

GDR – Global Depositary Receipt

LP – Limited Partnership

REIT – Real Estate Investment Trust

As of April 30, 2013, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

For the period ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2013 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 89.8%
	Shares	Value

ARGENTINA — 1.8%
Tenaris ADR	18,600	$827,514

BRAZIL — 11.5%
Banco Bradesco	48,510	797,205
Cia Energetica de Minas Gerais	44,000	560,130
Cielo	18,440	486,081
Gerdau	65,900	515,474
Lojas Americanas	97,400	849,983
Lojas Renner	21,800	827,654
Petroleo Brasileiro	79,300	791,514
Vale ADR, Cl B	35,700	610,113

		5,438,154

CANADA — 2.0%
Eldorado Gold	60,800	480,993
Yamana Gold	38,600	477,782

		958,775

CHILE — 1.4%
Enersis	1,763,687	664,730

CHINA — 5.5%
China BlueChemical	1,118,000	681,448
Golden Eagle Retail Group	305,000	536,884
PetroChina, Cl H	508,500	646,752
Tingyi Cayman Islands Holding	261,500	722,818

		2,587,902

CZECH REPUBLIC — 1.2%
CEZ *	20,200	584,643

EGYPT — 1.2%
Commercial International Bank Egypt	127,800	563,781

HONG KONG — 14.8%
ASM Pacific Technology	64,100	660,812
BOC Hong Kong Holdings	166,094	571,472

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
China Overseas Land & Investment	215,000	$656,624
CNOOC	371,700	693,571
Daphne International Holdings	695,700	724,375
First Pacific	577,100	798,703
Samsonite International	231,800	570,527
VTech Holdings	76,500	975,948
Wharf Holdings	87,400	779,940
Zoomlion Heavy Industry Science & Technology	536,199	536,879

		6,968,851

INDONESIA — 7.0%
Bank Mandiri Persero	821,000	886,655
Media Nusantara Citra *	2,552,100	820,295
Telekomunikasi Indonesia Persero	722,800	869,813
United Tractors	398,300	727,161

		3,303,924

ISRAEL — 1.3%
Teva Pharmaceutical Industries ADR	16,400	627,956

JERSEY — 1.3%
Randgold Resources	7,900	620,936

MALAYSIA — 2.3%
British American Tobacco Malaysia	26,300	547,351
CIMB Group Holdings	219,500	558,400

		1,105,751

MEXICO — 5.9%
Fomento Economico Mexicano ADR	5,700	646,323
Grupo Financiero Banorte, Cl O	99,300	748,289
Kimberly-Clark de Mexico, Cl A	217,300	760,943
Wal-Mart de Mexico	206,300	654,462

		2,810,017

PERU — 2.0%
Credicorp	6,300	948,717

POLAND — 1.1%
Powszechna Kasa Oszczednosci Bank Polski	47,600	495,606

SINGAPORE — 1.2%
Keppel Land	178,700	589,041

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued
	Shares	Value

SOUTH AFRICA — 6.5%
Aveng	152,800	$502,324
Foschini Group	40,100	513,902
Group	31,300	564,296
Impala Platinum Holdings	32,300	440,793
Massmart Holdings	20,100	416,627
Woolworths Holdings	80,300	625,863

		3,063,805

SOUTH KOREA — 4.4%
BS Financial Group	38,300	504,268
Hankook Tire	14,300	621,965
Samsung Electronics	690	952,329

		2,078,562

TAIWAN — 5.2%
Giant Manufacturing*	79,500	476,806
Taiwan Semiconductor Manufacturing*	260,400	966,177
Tripod Technology	225,100	511,036
TSRC*	255,000	503,744

		2,457,763

THAILAND — 6.1%
Kasikornbank	120,200	868,225
PTT Exploration & Production	135,800	712,545
Siam Cement	41,400	696,818
Thai Oil	264,500	594,787

		2,872,375

TURKEY — 3.4%
Tupras Turkiye Petrol Rafinerileri	29,600	825,547
Turkiye Garanti Bankasi	140,900	778,084

		1,603,631

UNITED KINGDOM — 2.7%
Fresnillo	25,200	450,944
SABMiller	14,900	802,781

		1,253,725

Total Common Stock (Cost $43,216,304)		42,426,159

EXCHANGE TRADED FUND — 7.0%
UNITED STATES — 7.0%
PowerShares India Portfolio (Cost $3,342,625)	176,500	3,339,380

SHORT TERM INVESTMENT — 4.0%
	Shares	Value

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $1,877,649)	1,877,649	$1,877,649

Total Investments — 100.8% (Cost $48,436,578)		$47,643,188

Percentages are based upon Net Assets of $47,242,809.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2013.

ADR — American Depositary Receipt

Cl — Class

As of April 30, 2013, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

For the period ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2013 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Assets:
Investments, at Value (Cost $115,213,089, $345,214,866, $23,513,872 and $35,414,468, respectively)	$156,513,140	$440,151,153	$28,916,186	$43,055,339
Receivable for Investment Securities Sold	594,435	—	272,898	252,418
Dividends and Income Receivable	101,635	37,761	3,353	4,220
Receivable for Capital Shares Sold	72,341	126,482	3,000	50,631
Prepaid Expenses	17,482	14,167	12,354	11,968

Total Assets	157,299,033	440,329,563	29,207,791	43,374,576

Liabilities:
Payable for Investment Securities Purchased	586,053	2,638,110	—	396,029
Payable due to Adviser	94,977	265,007	14,198	26,189
Payable for Capital Shares Redeemed	47,940	204,455	—	32,022
Payable due to Administrator	6,875	19,184	1,275	1,882
Payable due to Trustees	1,759	4,697	298	452
Payable for Distribution Fees — Class A	1,048	—	—	—
Chief Compliance Officer Fees Payable	767	2,089	125	195
Other Accrued Expenses	23,023	103,863	24,844	29,689

Total Liabilities	762,442	3,237,405	40,740	486,458

Net Assets	$156,536,591	$437,092,158	$29,167,051	$42,888,118

NET ASSETS CONSIST OF:
Paid-in Capital	$105,884,745	$329,418,990	$24,369,330	$32,619,476
Undistributed Net Investment Income	411,162	293,319	19,446	4,087
Accumulated Net Realized Gain (Loss) on Investments	8,940,633	12,443,562	(624,039)	2,623,684
Net Unrealized Appreciation on Investments	41,300,051	94,936,287	5,402,314	7,640,871

Net Assets	$156,536,591	$437,092,158	$29,167,051	$42,888,118

Institutional Class Shares
Net Assets	$151,226,394	$437,092,158	$29,167,051	$42,888,118
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,712,720	26,991,545	2,508,438	3,669,741

Net Asset Value, Offering and Redemption Price Per Share	$11.90	$16.19	$11.63	$11.69

Class A Shares
Net Assets	$5,310,197	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	446,637	N/A	N/A	N/A

Net Asset Value and Redemption Price Per Share	$11.89	N/A	N/A	N/A

Maximum Offering Price per share	$12.52	N/A	N/A	N/A

	($11.89 ÷ 95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2013 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Income Opportunity Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $983,350,259, $66,705,460 and $69,897,685, respectively)	$1,135,035,922	$78,465,493	$70,686,476
Cash	—	—	2,267,064
Receivable for Capital Shares Sold	5,660,351	1,765	151,662
Dividends and Income Receivable	3,485,009	86,514	1,420,657
Reclaims Receivable	—	6,074	—
Prepaid Expenses	30,046	11,725	9,175

Total Assets	1,144,211,328	78,571,571	74,535,034

Liabilities:
Payable for Investment Securities Purchased	—	—	1,362,900
Payable due to Adviser	669,058	47,325	38,700
Payable for Capital Shares Redeemed	419,067	162	—
Payable for Distribution Fees — Class A	17,051	—	—
Payable due to Administrator	48,458	3,426	3,206
Payable due to Trustees	10,541	875	725
Chief Compliance Officer Fees Payable	4,728	377	301
Other Accrued Expenses	51,824	11,843	18,661

Total Liabilities	1,220,727	64,008	1,424,493

Net Assets	$1,142,990,601	$78,507,563	$73,110,541

NET ASSETS CONSIST OF:
Paid-in Capital	$985,209,187	$62,512,770	$72,238,419
Undistributed Net Investment Income	4,224,957	424,637	10,101
Accumulated Net Realized Gain on Investments	1,870,794	3,810,123	73,230
Net Unrealized Appreciation on Investments	151,685,663	11,760,033	788,791

Net Assets	$1,142,990,601	$78,507,563	$73,110,541

Institutional Class Shares
Net Assets	$1,043,568,519	$78,507,563	$73,110,541
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	77,100,290	6,828,191	7,164,243

Net Asset Value, Offering and Redemption Price Per Share	$13.54	$11.50	$10.20

Class A Shares
Net Assets	$99,422,082	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,351,267	N/A	N/A

Net Asset Value and Redemption Price Per Share	$13.52	N/A	N/A

Maximum Offering Price per share	$14.23	N/A	N/A

	($13.52 ÷ 95.00%)	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2013 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
Assets:
Investments, at Value (Cost $10,691,352, $4,195,294 and $48,436,578, respectively)	$11,130,957	$4,378,759	$47,643,188
Foreign Currency, at Value (Cost $—, $3,517 and $21,268)	—	3,517	21,239
Deferred Offering Costs	9,892	9,892	30,229
Dividends and Income Receivable	42,309	21,222	107,597
Receivable Due from Adviser	6,964	8,732	—
Reclaims Receivable	3,758	1,558	831
Receivable for Capital Shares Sold	—	—	2,875
Unrealized Gain on Spot Foreign Currency Contracts	566	308	87
Prepaid Expenses	10,937	3,249	13,497

Total Assets	11,205,383	4,427,237	47,819,543

Liabilities:
Payable for Investment Securities Purchased	39,943	21,939	530,836
Payable due to Adviser	—	—	9,136
Payable due to Administrator	4,759	1,870	19,261
Payable due to Trustees	214	167	527
Chief Compliance Officer Fees Payable	90	67	193
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	8,872
Unrealized Loss on Spot Foreign Currency Contracts	—	23	1,710
Payable for Distribution Fees — Class A	—	—	79
Other Accrued Expenses	8,951	9,910	6,120

Total Liabilities	53,957	33,976	576,734

Net Assets	$11,151,426	$4,393,261	$47,242,809

NET ASSETS CONSIST OF:
Paid-in Capital	$10,648,964	$4,174,419	$47,898,289
Undistributed Net Investment Income	69,158	39,022	167,571
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(6,563)	(3,680)	(18,923)
Net Unrealized Appreciation (Depreciation) on Investments	439,605	183,465	(793,390)
Net Unrealized Appreciation (Depreciation) on Foreign Currencies and other Assets and Liabilities Denominated in Foreign Currency	262	35	(1,866)
Accumulated Foreign Capital Gains Tax on Appreciated Securities	—	—	(8,872)

Net Assets	$11,151,426	$4,393,261	$47,242,809

Institutional Class Shares
Net Assets	$11,151,426	$4,393,261	$46,640,067
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,051,191	414,616	4,749,126

Net Asset Value, Offering and Redemption Price Per Share	$10.61	$10.60	$9.82

Class A Shares
Net Assets	N/A	N/A	$602,742
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	61,443

Net Asset Value and Redemption Price Per Share	N/A	N/A	$9.81

Maximum Offering Price per share	N/A	N/A	$10.33

	N/A	N/A	($9.81 ÷ 95.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE SIX MONTHS ENDED
APRIL 30, 2013 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Investment Income
Dividends	$1,798,954	$4,733,140	$195,810	$374,217
Less: Foreign Taxes Withheld	(23,882)	—	—	—

Total Investment Income	1,775,072	4,733,140	195,810	374,217

Expenses
Investment Advisory Fees	563,563	1,514,211	91,851	159,995
Administration Fees	42,006	112,773	6,830	10,502
Distribution Fees — Class A	6,097	—	—	—
Trustees’ Fees	4,026	10,610	622	967
Chief Compliance Officer Fees	1,294	3,394	200	311
Transfer Agent Fees	27,246	31,240	9,849	10,577
Registration and Filing Fees	19,780	10,644	13,143	10,727
Professional Fees	14,361	19,555	11,691	11,962
Printing Fees	6,150	16,318	966	1,497
Custodian Fees	5,041	10,646	1,452	2,192
Shareholder Servicing Fees	—	201,893	11,146	25,466
Other Expenses	4,273	8,765	865	1,153

Total Expenses	693,837	1,940,049	148,615	235,349

Less:
Waiver of Investment Advisory Fees	—	—	(26,195)	(10,829)
Fees Paid Indirectly	(45)	(8)	(1)	(1)

Net Expenses	693,792	1,940,041	122,419	224,519

Net Investment Income	1,081,280	2,793,099	73,391	149,698

Net Realized Gain on Investments	10,198,088	26,511,068	454,464	2,760,219
Net Change in Unrealized Appreciation on Investments	11,130,610	35,716,833	3,770,950	3,967,212

Net Realized and Unrealized Gain on Investments	21,328,698	62,227,901	4,225,414	6,727,431

Net Increase in Net Assets Resulting from Operations	$22,409,978	$65,021,000	$4,298,805	$6,877,129

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE SIX MONTHS ENDED
APRIL 30, 2013 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood Income Opportunity Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund
Investment Income
Dividends	$12,252,207	$1,187,566	$—
Interest	3,186,289	—	1,681,590
Less: Foreign Taxes Withheld	(127,157)	(21,270)	—

Total Investment Income	15,311,339	1,166,296	1,681,590

Expenses
Investment Advisory Fees	3,542,150	280,483	214,739
Administration Fees	263,719	20,910	15,940
Distribution Fees — Class A	89,964	—	—
Trustees’ Fees	24,181	2,013	1,363
Chief Compliance Officer Fees	7,740	649	439
Transfer Agent Fees	73,658	13,181	10,820
Registration and Filing Fees	39,282	10,834	12,649
Printing Fees	37,568	3,333	2,429
Professional Fees	30,246	10,675	10,204
Custodian Fees	18,133	2,868	3,137
Offering Costs	—	—	12,529
Other Expenses	16,014	2,069	19,786

Total Expenses	4,142,655	347,015	304,035

Less:
Advisory Waiver Recapture	4,809	—	—
Waiver of Investment Advisory Fees	—	—	(46,498)
Fees Paid Indirectly	(216)	(7)	(6)

Net Expenses	4,147,248	347,008	257,531

Net Investment Income	11,164,091	819,288	1,424,059

Net Realized Gain on Investments	1,855,776	4,038,537	91,379
Net Change in Unrealized Appreciation on Investments	87,525,086	5,734,655	637,366

Net Realized and Unrealized Gain on Investments	89,380,862	9,773,192	728,745

Net Increase in Net Assets Resulting from Operations	$100,544,953	$10,592,480	$2,152,804

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2013 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood Global Equity Fund(1)	Westwood Global Dividend Fund(1)	Westwood Emerging Markets Fund(1)
Investment Income
Dividends	$106,897	$55,174	$303,328
Less: Foreign Taxes Withheld	(6,467)	(3,265)	(18,699)

Total Investment Income	100,430	51,909	284,629

Expenses
Administration Fees	30,117	13,222	64,539
Investment Advisory Fees	25,016	10,309	92,377
Trustees’ Fees	277	202	588
Chief Compliance Officer Fees	90	67	193
Distribution Fees — Class A	—	—	368
Offering Costs	25,343	25,343	25,342
Professional Fees	9,011	8,947	9,301
Transfer Agent Fees	6,639	6,638	13,013
Custodian Fees	3,599	3,599	5,138
Registration and Filing Fees	2,177	2,640	5,821
Printing Fees	464	346	1,005
Other Expenses	2,078	2,070	2,395

Total Expenses	104,811	73,383	220,080

Less:
Waiver of Investment Advisory Fees	(25,016)	(10,309)	(92,377)
Reimbursement of other operating expenses	(48,523)	(50,187)	(10,644)
Fees Paid Indirectly	—	—	(1)

Net Expenses	31,272	12,887	117,058

Net Investment Income	69,158	39,022	167,571

Net Realized Gain on Investments	10,955	4,639	88,756
Net Realized Loss on Foreign Currency Transactions	(17,518)	(8,319)	(107,679)
Net Change in Unrealized Appreciation (Depreciation) on Investments	439,605	183,465	(793,390)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	262	35	(1,866)
Foreign Capital Gains Tax on Appreciated Securities	—	—	(8,872)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	433,304	179,820	(823,051)

Net Increase (Decrease) in Net Assets Resulting from Operations	$502,462	$218,842	$(655,480)

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Commenced operations on December 26, 2012.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood SMidCap Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net Investment Income	$1,081,280	$2,652,289	$2,793,099	$4,224,040
Net Realized Gain (Loss) on Investments	10,198,088	16,084,268	26,511,068	(12,569,632)
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,130,610	4,866,116	35,716,833	45,556,353

Net Increase in Net Assets Resulting from Operations	22,409,978	23,602,673	65,021,000	37,210,761

Dividends and Distributions:

Net Investment Income:
Institutional Class	(2,102,629)	(3,050,353)	(5,877,499)	(1,883,166)
Class A	(59,394)	(49,207)	N/A	N/A

Net Realized Gains:
Institutional Class	(11,740,145)	—	—	(47,803,396)
Class A	(368,485)	—	N/A	N/A

Total Dividends and Distributions	(14,270,653)	(3,099,560)	(5,877,499)	(49,686,562)

Capital Share Transactions:

Institutional Class:
Issued	11,113,696	23,444,892	35,373,581	67,433,034
Reinvestment of Dividends	12,472,529	2,296,738	5,103,360	42,378,653
Redeemed	(34,423,586)	(107,425,846)	(48,472,265)	(115,370,691)

Increase/(Decrease) in Institutional Class Capital Share Transactions	(10,837,361)	(81,684,216)	(7,995,324)	(5,559,004)

Class A:
Issued	517,870	378,525	N/A	N/A
Reinvestment of Dividends	427,877	49,206	N/A	N/A
Redeemed	(537,057)	(666,525)	N/A	N/A

Increase/(Decrease) in Class A Capital Share Transactions	408,690	(238,794)	N/A	N/A

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(10,428,671)	(81,923,010)	(7,995,324)	(5,559,004)

Total Increase/(Decrease) in Net Assets	(2,289,346)	(61,419,897)	51,148,177	(18,034,805)

Net Assets:
Beginning of Period	158,825,937	220,245,834	385,943,981	403,978,786

End of Period	$156,536,591	$158,825,937	$437,092,158	$385,943,981

Undistributed Net Investment Income	$411,162	$1,491,905	$293,319	$3,377,719

Shares Issued and Redeemed:

Institutional Class:
Issued	759,103	2,210,003	2,314,817	4,963,466
Reinvestment of Dividends	1,182,498	228,759	360,661	3,414,587
Redeemed	(2,878,979)	(10,058,128)	(3,246,100)	(8,410,380)

Total Institutional Class Transactions	(937,378)	(7,619,366)	(570,622)	(32,327)

Class A:
Issued	38,440	35,287	N/A	N/A
Reinvestment of Dividends	40,622	4,901	N/A	N/A
Redeemed	(39,792)	(62,357)	N/A	N/A

Total Class A Transactions	39,270	(22,169)	N/A	N/A

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(898,108)	(7,641,535)	(570,622)	(32,327)

Amounts designated as “—” are $0.

(1) Includes issuances as a result of an in-kind transfer of securities (See Note 11).

N/A – Not Applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SmallCap Value Fund		Westwood Income Opportunity Fund		Westwood Dividend Growth Fund
Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

$73,391	$101,967	$149,698	$119,805	$11,164,091	$18,018,035	$819,288	$1,568,023
454,464	(1,063,948)	2,760,219	1,410,957	1,855,776	5,491,379	4,038,537	7,517,053
3,770,950	2,773,830	3,967,212	2,868,690	87,525,086	41,248,813	5,734,655	(508,483)

4,298,805	1,811,849	6,877,129	4,399,452	100,544,953	64,758,227	10,592,480	8,576,593

(130,768)	(47,192)	(244,975)	(52,930)	(7,998,385)	(13,695,806)	(1,651,220)	(1,332,043)
N/A	N/A	N/A	N/A	(577,239)	(993,256)	N/A	N/A

—	(56,176)	(1,304,679)	(1,425,319)	—	—	(5,459,917)	(6,332,563)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(130,768)	(103,368)	(1,549,654)	(1,478,249)	(8,575,624)	(14,689,062)	(7,111,137)	(7,664,606)

8,658,980	12,869,318	9,409,667 (1)	10,721,649	244,266,404	388,012,685	1,960,163	11,050,930
114,088	81,085	1,547,465	1,343,303	7,462,451	12,851,536	7,069,174	7,633,997
(4,904,798)	(4,402,284)	(6,291,873)	(14,755,219)	(98,140,946)	(90,117,279)	(15,932,517)	(9,261,636)

3,868,270	8,548,119	4,665,259	(2,690,267)	153,587,909	310,746,942	(6,903,180)	9,423,291

N/A	N/A	N/A	N/A	37,783,205	43,591,397	N/A	N/A
N/A	N/A	N/A	N/A	552,549	961,119	N/A	N/A
N/A	N/A	N/A	N/A	(7,783,231)	(11,862,487)	N/A	N/A

N/A	N/A	N/A	N/A	30,552,523	32,690,029	N/A	N/A

3,868,270	8,548,119	4,665,259	(2,690,267)	184,140,432	343,436,971	(6,903,180)	9,423,291

8,036,307	10,256,600	9,992,734	230,936	276,109,761	393,506,136	(3,421,837)	10,335,278

21,130,744	10,874,144	32,895,384	32,664,448	866,880,840	473,374,704	81,929,400	71,594,122

$29,167,051	$21,130,744	$42,888,118	$32,895,384	$1,142,990,601	$866,880,840	$78,507,563	$81,929,400

$19,446	$76,823	$4,087	$99,364	$4,224,957	$1,636,490	$424,637	$1,256,569

816,276	1,399,033	855,557 (1)	1,087,843	19,049,517	32,511,639	183,379	1,051,450
11,296	9,272	156,829	155,536	588,085	1,077,822	691,420	766,402
(472,093)	(465,683)	(565,489)	(1,556,902)	(7,838,504)	(7,574,315)	(1,497,689)	(861,628)

355,479	942,622	446,897	(313,523)	11,799,098	26,015,146	(622,890)	956,224

N/A	N/A	N/A	N/A	2,912,806	3,703,630	N/A	N/A
N/A	N/A	N/A	N/A	43,469	80,750	N/A	N/A
N/A	N/A	N/A	N/A	(609,679)	(995,607)	N/A	N/A

N/A	N/A	N/A	N/A	2,346,596	2,788,773	N/A	N/A

355,479	942,622	446,897	(313,523)	14,145,694	28,803,919	(622,890)	956,224

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Short Duration High Yield Fund		Westwood Global Equity Fund
	Six Months Ended April 30, 2013 (Unaudited)	Period Ended October 31, 2012*	Period Ended April 30, 2013** (Unaudited)
Operations:
Net Investment Income	$1,424,059	$1,265,126	$69,158
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	91,379	(18,149)	(6,563)
Net Change in Unrealized Appreciation on Investments, Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	637,366	151,425	439,867

Net Increase in Net Assets Resulting from Operations	2,152,804	1,398,402	502,462

Dividends and Distributions:

Net Investment Income:
Institutional Class	(1,414,100)	(1,264,984)	—

Total Dividends and Distributions	(1,414,100)	(1,264,984)	—

Capital Share Transactions:

Institutional Class:
Issued	36,853,410	42,687,524	10,941,750
Reinvestment of Dividends	1,161,375	1,253,822	—
Redeemed	(3,417,127)	(6,300,585)	(292,786)

Increase in Institutional Class Capital Share Transactions	34,597,658	37,640,761	10,648,964

Total Increase in Net Assets	35,336,362	37,774,179	11,151,426

Net Assets:
Beginning of Period	37,774,179	—	—

End of Period	$73,110,541	$37,774,179	$11,151,426

Undistributed Net Investment Income	$10,101	$142	$69,158

Shares Issued and Redeemed:

Institutional Class:
Issued	3,637,668	4,252,226	1,079,528
Reinvestment of Dividends	114,583	125,056	—
Redeemed	(336,872)	(628,418)	(28,337)

Net Increase in Shares Outstanding from Share Transactions	3,415,379	3,748,864	1,051,191

* Commenced operations on December 28, 2011.

** Commenced operations December 26, 2012.

Amounts designated as “—” are either $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
	Period Ended April 30, 2013* (Unaudited)	Period Ended April 30, 2013* (Unaudited)
Operations:
Net Investment Income	$39,022	$167,571
Net Realized Loss on Investments and Foreign Currency Transactions	(3,680)	(18,923)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Transaction. Foreign Capital Gains Tax on Appreciated Securities, Foreign Currencies and other Assets and Liabilities Denominated in Foreign Currencies	183,500	(804,128)

Net Increase (Decrease) in Net Assets Resulting from Operations	218,842	(655,480)

Capital Share Transactions:

Institutional Class:
Issued	4,407,705	47,465,457
Redeemed	(233,286)	(172,166)

Increase in Institutional Class Capital Share Transactions	4,174,419	47,293,291

Class A:
Issued	N/A	604,998

Increase in Class A Capital Share Transactions	N/A	604,998

Net Increase in Net Assets from Capital Share Transactions	4,174,419	47,898,289

Total Increase in Net Assets	4,393,261	47,242,809

Net Assets:
Beginning of Period	—	—

End of Period	$4,393,261	$47,242,809

Undistributed (Distributions in Excess of) Net Investment Income	$39,022	$167,571

Shares Issued and Redeemed:

Institutional Class:
Issued	437,141	4,766,507
Redeemed	(22,525)	(17,381)

Total Institutional Class Transactions	414,616	4,749,126

Class A:
Issued	N/A	61,443
Reinvestment of Dividends	N/A	—
Redeemed	N/A	—

Total Class A Transactions	N/A	61,443

Net Increase in Shares Outstanding from Share Transactions	414,616	4,810,569

* Commenced operations December 26, 2012.

N/A Not Applicable

Amounts designated as “—” are either $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For the Six Months or Period Ended April 30, 2013 (Unaudited) and for the Periods Ended October 31,
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)		NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS(6)		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)(6)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS(6)	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Class
2013(6)	$11.30	$0.08	^^	$1.59	$1.67	$(0.16)	$(0.91)	$—		$(1.07)	$11.90	16.10%		$151,227	0.91%		0.91%	1.45%	33	%**
2012	10.15	0.16	^^	1.14	1.30	(0.15)	—	—		(0.15)	11.30	12.97		154,231	0.96	^	0.92	1.46	40
2011	9.70	0.13	^^	0.42	0.55	(0.10)	—	—		(0.10)	10.15	5.62		215,894	1.00	^	0.91	1.26	42
2010	8.64	0.10	^^	1.04	1.14	(0.08)	—	—		(0.08)	9.70	13.24		214,416	1.00	^	0.97	1.04	57
2009	8.74	0.11	^^	(0.12)	(0.01)	(0.09)	—	—		(0.09)	8.64	(0.04	)†	125,933	1.00		1.14	1.43	89
2008	12.98	0.15	^^	(4.08)	(3.93)	(0.09)	(0.22)	—		(0.31)	8.74	(30.94	)†	53,506	1.00		1.41	1.42	70
Class A
2013(6)	$11.28	$0.06	^^	$1.59	$1.65	$(0.13)	$(0.91)	$—		$(1.04)	$11.89	15.95%		$5,310	1.16%		1.16%	1.14%	33	%**
2012	10.13	0.12	^^	1.15	1.27	(0.12)	—	—		(0.12)	11.28	12.67		4,595	1.21		1.17	1.15	40
2011	9.67	0.10	^^	0.42	0.52	(0.06)	—	—		(0.06)	10.13	5.37		4,352	1.25		1.16	1.02	42
2010	8.63	0.07	^^	1.05	1.12	(0.08)	—	—		(0.08)	9.67	12.99		5,320	1.25		1.22	0.73	57
2009	8.73	0.08	^^	(0.11)	(0.03)	(0.07)	—	—		(0.07)	8.63	(0.25	)†	5,251	1.25		1.35	0.95	89
2008	12.10	0.10	^^	(3.47)	(3.37)	—	—	—		—	8.73	(27.85	)†	673	1.25	*	1.65 *	1.14	70	(1)
Westwood SMidCap Fund
Institutional Class
2013(6)	$14.00	$0.10	^^	$2.31	$2.41	$(0.22)	$—	$—		$(0.22)	$16.19	17.44%		$437,092	0.96%		0.96%	1.38%	26	%**
2012	14.64	0.14	^^	1.02	1.16	(0.06)	(1.74)	—		(1.80)	14.00	9.57		385,944	0.95		0.95	1.05	37
2011	13.90	0.05	^^	0.88	0.93	(0.05)	(0.14)	—		(0.19)	14.64	6.64		403,979	0.96		0.96	0.34	62
2010	11.28	0.06	^^	2.61	2.67	(0.05)	—	—		(0.05)	13.90	23.72		343,751	0 99		0.99	0.47	48
2009	9.41	0.08	^^	1.85	1.93	(0.06)	—	—		(0.06)	11.28	20.65		168,700	1.24	^	1.24	0.81	54
2008	13.84	0.11	^^	(4.03)	(3.92)	(0.17)	(0.34)	—		(0.51)	9.41	(29.25)		77,475	1.25	^	1.25	0.87	81
Westwood SMidCap Plus Fund
Institutional Class (commenced operations on March 28, 2011)
2013(6)	$9.81	$0.03	^^	$1.85	$1.88	$(0.06)	$—	$—		$(0.06)	$11.63	19.28	%†	$29,167	1.00%		1.21%	0.60%	19	%**
2012	8.98	0.05	^^	0.84	0.89	(0.03)	(0.03)	—		(0.06)	9.81	10.01		21,131	1.00		1.46	0.58	34
2011	10.00	0.02	^^	(1.04)	(1.02)	—	—	—		—	8.98	10.20†		10,874	1.00	*	2.35 *	0.37 *	31	**
Westwood SmallCap Value Fund
Institutional Class
2013(6)	$10.21	$0.04	^^	$1.91	$1.95	$(0.07)	$(0.40)	$—		$(0.47)	$11.69	20.04	%†	$42,888	1.19%		1.25%	0.79%	45	%**
2012	9.24	0.04	^^	1.38	1.42	(0.02)	(0.43)	—		(0.45)	10.21	16.21	†	32,895	1.25		1.33	0.38	68
2011	8.56	—	(2)^^	0.68	0.68	—	—	—		—	9.24	7.94	†	32,664	1.25		1.28	(0.01)	103
2010	7.11	(0.02	)^^	1.47	1.45	—	—	—	(2)	—	8.56	20.42	†	30,490	1.25		1.35	(0.28)	67
2009	7.00	0.01	^^	0.13	0.14	(0.03)	—	—	(2)	(0.03)	7.11	1.99	†	20,361	1.25		1.63	0.08	82
2008	10.33	0.07	^^	(3.35)	(3.28)	(0.05)	—	—		(0.05)	7.00	(31.86	)†	17,286	1.25		1.88	0.79	93
Westwood Income Opportunity Fund
Institutional Class
2013(6)	$12.33	$0.15	^^	$1.17	$1.32	$(0.11)	$—	$—		$(0.11)	$13.54	10.81%		$1,043,569	0.86	^%	0.86%	2.38%	14	%**
2012	11.41	0.32	^^	0.86	1.18	(0.26)	—	—		(0.26)	12.33	10.46		805,218	0.90	^	0.87	2.63	24
2011	11.08	0.33	^^	0.26	0.59	(0.26)	—	—		(0.26)	11.41	5.35		448,112	0.90	^	0.89	2.93	26
2010	9.73	0.32	^^	1.39	1.71	(0.36)	—	—		(0.36)	11.08	17.89	†	202,142	0.90		0.96	3.18	34
2009	9.32	0.30	^^	0.38	0.68	(0.27)	—	—		(0.27)	9.73	7.50	†	124,856	1.00		1.11	3.22	91
2008	10.61	0.36	^^	(1.13)	(0.77)	(0.32)	(0.20)	—		(0.52)	9.32	(7.50	)†	113,764	1.00		1.24	3.57	99
Class A
2013(6)	$12.32	$0.13	^^	$1.17	$1.30	$(0.10)	$—	$—		$(0.10)	$13.52	10.61%		$99,422	1.11%		1.11%	2.12%	14	%**
2012	11.40	0.28	^^	0 87	1.15	(0.23)	—	—		(0.23)	12.32	10.22		61,662	1.15	^	1.12	2.37	24
2011	11.07	0.30	^^	0.26	0.56	(0.23)	—	—		(0.23)	11.40	5.13		25,262	1.15	^	1.14	2.66	26
2010	9.73	0.27	^^	1.41	1.68	(0.34)	—	—		(0.34)	11.07	17.55	†	6,856	1.15		1.20	2.59	34
2009	9.32	0.27	^^	0.39	0.66	(0.25)	—	—		(0.25)	9.73	7.23	†	543	1.25		1.38	2.88	91
2008	9.99	0.25	^^	(0.71)	(0.46)	(0.21)	—	—		(0.21)	9.32	(4.69	)†	482	1.25	*	1.47 *	3.04 *	99	(1)
Westwood Dividend Growth Fund‡
Institutional Class
2013(6)	$11.00	$0.12	^^	$1.40	$1.52	$(0.24)	$(0.78)	$—		$(1.02)	$11.50	15.22%		$78,508	0.93%		0.93%	2.19%	36	%**
2012	11.02	0.21	^^	0.91	1.12	(0.18)	(0.96)	—		(1.14)	11.00	11.41		81,929	0.97	^	0.96	1.97	95
2011(3)	11.39	0.05	^^	(0.42)	(0.37)	—	—	—		—	11.02	(3.25	)†	71,594	1.00	*	1.04 *	1.24 *	24	**
2011(4)	9.33	0.13	^^	2.00	2.13	(0.07)	—	—		(0.07)	11.39	22.92	†	72,293	1.02		1.03	1.19	66
2010(4)	8.14	0.08		1.16	1.24	(0.05)	—	—		(0.05)	9.33	15.14		52,132	1.10		1.07	0.89	50
2009(4)	10.30	0.04		(2.11)	(2.07)	(0.02)	(0.07)	—		(0.09)	8.14	(19.95	)†	41,589	1.15		1.19	0.65	100
Westwood Short Duration High Yield Fund
Institutional Class (commenced operations on December 28, 2011)
2013(7)	$10.08	$0.25	^^	$0.11	$0.36	$(0.24)	$—	$—		$(0.24)	$10.20	3.65%		$73,111	0.90%		1.06%	4.97%	29	%**
2012(5)	10.00	0.46	^^	0.02	0.48	(0.40)	—	—		(0.40)	10.08	4.91		37,774	0.90	*	1.44 *	5.40 *	52	**

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For the Six Months or Period Ended April 30, 2013 (Unaudited) and for the Periods Ended October 31
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS(6)	RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)(6)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS(6)	PORTFOLIO TURNOVER RATE
Westwood Global Equity Fund
Institutional Class (commenced operations on December 26, 2012)
2013(7)	$10.00	$0.08	$0.53	$0.61	$—	$—	$—	$—	$10.61	6.10	%†	$11,151	1.00%	3.35%	2.21%	10	%**
Westwood Global Dividend Fund
Institutional Class (commenced operations on December 26, 2012)
2013(7)	$10.00	$0.11	$0.49	$0.60	$—	$—	$—	$—	$10.60	6.00	%†	$4,393	1.00%	5.69%	3.03%	7	%**
Westwood Emerging Markets Fund
Institutional Class (commenced operations on December 26, 2012)
2013(7)	$10.00	$0.06	$(0.24)	$(0.18)	$—	$—	$—	$—	$9.82	(1.80	)%†	$46,640	1.20%	2.23%	1.74%	20	%**
Class A (commenced operations on December 26, 2012)
2013(7)	$10.00	$0.03	$(0.22)	$(0.19)	$—	$—	$—	$—	$9.81	(1.90	)%†	$603	1.45%	4.20%	0.85%	20	%**

Amounts designated as “—” are $0.

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

†† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡ Effective February 4, 2011, the Westwood Dividend Growth Fund acquired all of the assets and liabilities of the McCarthy Multi Cap Stock Fund (“Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

* Annualized.

** Not annualized.

(1)	Portfolio turnover rate is for the Fund for the year ended October 31, 2008.
(2)	Amount less than $0.01 per share.
(3)	For the period from July 1, 2011 through October 31, 2011 (See Note 1).
(4)	For the fiscal year ended June 30 (See Note 1).
(5)	For the period from December 28, 2011 through October 31, 2012 (See Note 1).
(6)	For the six month period ended April 30, 2013. All ratios for the period have been annualized.
(7)	Commencement of operations for the Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund was December 26, 2012. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund (the “Funds”). Westwood SMidCap Fund and Westwood Income Opportunity Fund commenced operations on December 19, 2005. Westwood LargeCap Value Fund commenced operations on June 28, 2006. Westwood SmallCap Value Fund commenced operations on April 2, 2007. Westwood SMidCap Plus Fund commenced operations on March 28, 2011. The Westwood Dividend Growth Fund commenced operations on October 31, 2001 as the McCarthy Multi-Cap Stock Fund ( the “Precessor Fund”) which reorganized through a transfer of all assets and liabilities to the Westwood Dividend Growth Fund on February 4, 2011. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Westwood Dividend Growth Fund’s financial statements and financial highlights. The Westwood Short Duration High Yield Fund commenced operations on December 28, 2011. The Westwood Global Equity Fund, Westwood Global Dividend Fund, and the Westwood Emerging Markets Fund, commenced operations on December 26, 2012. Each of the Westwood Funds is classified as a “diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Emerging Markets Fund, and Westwood Global Equity Fund seek long-term capital appreciation. The Westwood Global Dividend Fund seeks long-term appreciation and dividend income. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund seeks to provide a high level of current income by investing in a portfolio of fixed-income securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective January 7, 2011, the Westwood SMidCap Fund is closed to new investors. Existing shareholders of the Westwood SMidCap Fund may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund.

Effective July 1, 2011, the Westwood Dividend Growth Fund changed its fiscal year end to October 31.

Effective December 20, 2012, the Westwood Balanced Fund was liquidated.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Global Equity Fund, Westwood Global Dividend Fund and Emerging Markets Fund, (the “Westwood International Funds”) use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Westwood International Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood International Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held. As of April 30, 2013, there were no securities valued in accordance with fair value procedures.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For the period ended April 30, 2013, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to qualify or to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months/period ended April 30, 2013, the Funds did not have any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months/period ended April 30, 2013, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default.

Master Limited Partnerships —The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood Income Opportunity Fund distributes substantially all of its net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of a fund. For the Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund, and as of April 30, 2013, the remaining amount still to be amortized for the Funds was $9,892, $9,892, and $30,229, respectively.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Westwood Large Cap Fund, Westwood SmidCap Fund, Westwood SmidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund and Westwood Short Duration High Yield Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.12% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million and 0.04% of any amount above $850 million of the Funds’ average daily net assets, subject to a minimum fee of $100,000 for each fund plus $15,000 per each additional class.

The Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.10% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million and 0.05% of any amount above $850 million of the Funds’ average daily net assets, subject to a minimum fee of $115,000 for each fund plus $15,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity and Westwood Emerging Markets Funds have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the period ended April 30, 2013, the Westwood SMidCap Fund, the Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund incurred $201,893, $11,146 and $25,466, of shareholder servicing fees or an effective rate of 0.10%, 0.09% and 0.14%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. During the period ended April 30, 2013, the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund Westwood, Westwood Global Dividend Fund and Emerging Markets Fund, earned credits of $45, $8, $1, $1, $216, $7, $6, and $0, $0, and $1 respectively.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Westwood Management Corp. (the “Adviser”).

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Advisor has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation” and the “Class A Expense Limitation”). The contractual waivers are in place through February 28, 2014.

Fund	Advisory Fee	Institutional Class Expense Limitation		Class A Expense Limitation
Westwood LargeCap Value Fund	0.75%	1.00%		1.25%
Westwood SmidCap Fund	0.75%	1.25%		N/A
Westwood SMidCap Plus Fund	0.75%	1.00%		N/A
Westwood SmallCap Value Fund*	0.85%	1.10%	*	N/A
Westwood Income Opportunity Fund	0.75%	0.90%		1.15%
Westwood Dividend Growth Fund	0.75%	1.00%		N/A
Westwood Short Duration High Yield Fund	0.75%	0.90%		N/A
Westwood Global Equity	0.80%	1.00%		N/A
Westwood Global Dividend Fund	0.80%	1.00%		N/A
Westwood Emerging Markets Fund	0.95%	1.20%		1.45%

* Effective March 1, 2013 the expense limitation for the Westwood SmallCap Value Fund changed from 1.25% to 1.10%

As of December 28, 2011, the Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Short Duration High Yield Fund, and pays the sub-adviser out of the fee that it receives from the Westwood Short Duration High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

For the six months ended April 30, 2013, the Adviser recaptured previously waived fees of $4,809 for the Westwood Income Opportunity Fund. At April 30, 2013, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Fiscal Year	Subject to Repayment until October 31:	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund	Westwood Short Duration High Yield Fund	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
4/30/10-4/30/11	2014	$10,955	$17,962	$—	$—	$—	$—
4/30/11-4/30/12	2015	122,639	22,193	34,638	—	—	—
4/30/12-4/30/13	2016	50,573	21,069	138,757	73,539	60,496	103,021

		$184,167	$61,224	$173,395	$73,539	$60,496	$103,021

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the six months/period ended April 30, 2013, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$48,494,074	$68,232,160	$—	$—
Westwood SMidCap Fund	104,466,517	125,281,318	—	—
Westwood SMidCap Plus Fund	8,346,790	4,504,325	—	—
Westwood SmallCap Value Fund	19,670,043	16,687,679	—	—
Westwood Income Opportunity Fund	133,807,081	105,363,023	4,074,236	2,639,032
Westwood Dividend Growth Fund	26,899,506	39,899,204	—	—
Westwood Short Duration High Yield Fund	49,077,722	14,486,027	—	—
Westwood Global Equity Fund*	11,415,549	892,182	—	—
Westwood Global Dividend Fund*	4,354,139	232,749	—	—
Westwood Emerging Markets Fund*	51,664,099	5,193,926	—	—

*	For the period December 26, 2012 to April 30, 2013.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Westwood LargeCap Value Fund
2012	$3,099,560	$—	$3,099,560
2011	2,078,550	—	2,078,550
Westwood SMidCap Fund
2012	24,522,135	25,164,427	49,686,562
2011	1,377,325	3,500,875	4,878,200
Westwood SMidCap Plus Fund
2012	103,368	—	103,368

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Ordinary Income	Long-Term Capital Gain	Total
Westwood SmallCap Value Fund
2012	$52,930	$1,425,319	$1,478,249
Westwood Income Opportunity Fund
2012	14,689,062	—	14,689,062
2011	8,564,138	—	8,564,138
Westwood Dividend Growth Fund
2012	1,332,043	6,332,563	7,664,606
2011*	—	—	—
2011**	459,739	—	459,739
Westwood Short Duration High Yield Fund
2012	1,264,984	—	1,264,984

*	For the period July 1, 2011 to October 31, 2011 (See Note 1)
**	For the period ended June 30. (See Note 1)

As of October 31, 2012, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings
Westwood LargeCap Value Fund	$1,491,912	$12,108,527	$—	$28,912,091	$(9)	$42,512,521
Westwood SMidCap Fund	3,377,725	—	(12,843,902)	57,995,848	(4)	48,529,667
Westwood SMidCap Plus Fund	76,823	—	(973,906)	1,526,763	4	629,684
Westwood SmallCap Value Fund	617,305	786,031	—	3,537,832	(1)	4,941,167
Westwood Income Opportunity Fund	2,022,414	—	(5,024,276)	69,199,862	(385,915)	65,812,085
Westwood Dividend Growth Fund	1,528,223	5,187,332	—	5,797,903	(8)	12.513.450
Westwood Short Duration High Yield Fund	181,982	—	(17,832)	151,108	(181,840)	133,418

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future capital gains. Capital loss carryforwards that are subject to expiration are as follows:

	Expires 10/31/17	Total
Westwood Income Opportunity Fund	5,024,276	5,024,276

During the year ended October 31, 2012, the Westwood LargeCap Value Fund, Westwood Income Opportunity Fund, Westwood Balanced Fund and Westwood Dividend Growth Fund, and utilized $309,317, $5,259,444, $594,457, and $1,788,740, respectively, of capital loss carryforwards to offset capital gains.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carry forwards under the new provision are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood SMidCap Fund	$4,071,575	$8,772,327	$12,843,902
Westwood SMidCap Plus Fund	584,282	389,624	973,906
Westwood Short Duration High Yield Fund	17,832	—	17,832

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at April 30, 2013, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$115,213,089	$42,274,712	$(974,661)	$41,300,051
Westwood SMidCap Fund	345,214,866	99,767,511	(4,831,224)	94,936,287
Westwood SMidCap Plus Fund	23,513,872	5,648,952	(246,638)	5,402,314
Westwood SmallCap Value Fund	35,414,468	7,945,873	(305,002)	7,640,871
Westwood Income Opportunity Fund	983,350,259	153,368,157	(1,682,494)	151,685,663
Westwood Dividend Growth Fund .	66,705,460	11,907,933	(147,900)	11,760,033
Westwood Short Duration High Yield Fund	69,897,685	929,685	(140,894)	788,791
Westwood Global Equity Fund	10,691,352	695,237	(255,632)	439,605
Westwood Global Dividend Fund .	4,195,294	296,934	(113,469)	183,465
Westwood Emerging Markets Fund	48,436,578	1,361,549	(2,154,939)	(793,390)

8. Risks:

The Westwood Short Duration High Yield Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At April 30, 2013, the net assets of the Westwood International Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

9. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

10. Other:

At April 30, 2013, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Class	2	42%
Westwood LargeCap Value Fund, Class A	2	92%
Westwood SMidCap Fund, Institutional Class	4	72%
Westwood SMidCap Plus Fund, Institutional Class	4	67%
Westwood SmallCap Value Fund, Institutional Class	2	52%
Westwood Income Opportunity Fund, Institutional Class	2	60%
Westwood Income Opportunity Fund, Class A	2	61%
Westwood Dividend Growth Fund, Institutional Class	1	66%
Westwood Short Duration High Yield Fund, Institutional Class	3	70%
Westwood Global Equity Fund, Institutional Class	3	96%
Westwood Global Dividend Fund, Institutional Class	2	96%
Westwood Emerging Markets Fund, Institutional Class .	2	75%
Westwood Emerging Markets Fund, Class A	3	100%

11. In-Kind Transfer of Securities:

During the six months/period ended April 30, 2013, the Westwood Small Cap Value Fund issued shares of beneficial interest in exchange for securities.

As a result of this contribution, the following shares were issued for assets valued at the following:

Date of Transfer	Shares Issued(1)	Value of Investment Securities (000)
1/30/2013	175,137	$1,900,237

(1)	Shares have not been rounded.

12. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables the Fund to participate in a line of credit with the Custodian. The Fund participates in a $6.4 million uncommitted, senior secured line of which haves a maturity dates of February 18, 2014. The proceeds from the borrowings shall be used to provide temporary liquidity to the Fund as necessary in order to meet redemption needs. Interest is charged to the Fund based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the period ended April 30, 2013, there were no borrowings outstanding and during the period ended April 30, 2013, the Westwood Short Duration High Yield Fund did not use its line of credit.

13. Fund Reorganization:

On February 1, 2011, the shareholders of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”) voted to approve a tax-free reorganization (the “Reorganization”) of the Predecessor Fund through a transfer of all assets and liabilities to the Westwood Dividend Growth Fund, an existing shell series of the Trust. The Reorganization took place on February 5, 2011. At the close of business on February 4, 2011, each shareholder of the Predecessor Fund received shares of the Fund’s Institutional Class having a total dollar value equal to the total dollar value of the shares such shareholder held in the Predecessor Fund immediately prior to the Reorganization. As of February 5, 2011, the net assets and shares outstanding of the Predecessor Fund were $70,963,038 and 6,292,667, respectively.

14. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,161.00	0.91%	$4.88
Westwood LargeCap Value Fund, Class A	1,000.00	1,159.50	1.16	6.21
Westwood SMidCap Fund, Institutional Class	1,000.00	1,174.40	0.96	5.18
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,192.80	1.00	5.44
Westwood SmallCap Value Fund, Institutional Class	1,000.00	1,200.40	1.19	6.49
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,108.10	0.86	4.50
Westwood Income Opportunity Fund, Class A	1,000.00	1,106.10	1.11	5.80
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,152.20	0.93	4.96
Westwood Short Duration High Yield, Institutional Class	1,000.00	1,036.50	0.90	4.54

Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,020.28	0.91%	$4.56
Westwood LargeCap Value Fund, Class A	1,000.00	1,019.04	1.16	5.81
Westwood SMidCap Fund, Institutional Class	1,000.00	1,020.03	0.96	4.81
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,019.84	1.00	5.01
Westwood SmallCap Value Fund, Institutional Class	1,000.00	1,018.89	1.19	5.96
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,020.53	0.86	4.31
Westwood Income Opportunity Fund, Class A	1,000.00	1,019.29	1.11	5.56
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,020.18	0.93	4.66
Westwood Short Duration High Yield, Institutional Class	1,000.00	1,020.33	0.90	4.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES — (continued) (Unaudited)

	Beginning Account Value 12/26/12	Ending Account Value 4/30/13	Annualized Expense Ratios	Expenses Paid During Period
Actual Fund Return
Westwood Global Equity Fund, Institutional Class	$1,000.00	$1,061.00	1.00%	$3.53	**
Westwood Global Dividend Fund, Institutional Class	1,000.00	1,060.00	1.00	3.53	**
Westwood Emerging Markets Fund, Institutional Class	1,000.00	982.00	1.20	4.07	**
Westwood Emerging Markets Fund, Class A	1,000.00	981.00	1.45	4.92	**

Hypothetical 5% Return
Westwood Global Equity Fund, Institutional Class	$1,000.00	$1,019.84	1.00%	$5.01	*
Westwood Global Dividend Fund, Institutional Class	1,000.00	1,019.84	1.00	5.01	*
Westwood Emerging Markets Fund, Institutional Class	1,000.00	1,018.84	1.20	6.01	*
Westwood Emerging Markets Fund, Class A	1,000.00	1,017.60	1.45	7.25	*

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 125/365 (inception to date).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at its November 13-14, 2012 meeting, the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) considered the approval of the Advisory Agreement between the Adviser and the Trust on behalf of the Westwood Global Equity Fund, the Westwood Global Dividend Fund, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund (the “Funds”) for an initial two-year term.

Prior to the meeting, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

At a meeting of the Board, a representative from the Adviser, along with other service providers of the Funds, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including its assets under management, investment personnel, trading practices, approach to risk management and business plan. The Adviser’s representative also discussed the rationale for introducing each Fund as well as each Fund’s proposed objective and strategy. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting and at prior meetings, and deliberated on the approval of the Advisory Agreement in light of this information.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Funds. Among other things, the Board considered the quality of the Adviser’s portfolio management personnel. The Adviser’s registration form (“Form ADV”) was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by the Adviser.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fees payable to the Adviser were reasonable, the Trustees reviewed a report of the proposed fees to be paid by each Fund to the Adviser. The Trustees also reviewed reports comparing the expense ratio and advisory fee to be paid by each Fund to those paid by other comparable mutual funds and noted that each Fund’s expected total fees and expenses, after waivers, were reasonable. The Board concluded that the advisory fees were reasonable in light of the services to be rendered. The Board also considered the Adviser’s commitment to managing the Funds and the Adviser’s willingness to enter into expense limitation and fee waiver arrangements with the Funds. Because it was not possible to determine the profitability that the Adviser might achieve with respect to the Funds, the Trustees did not make any conclusions regarding the Adviser’s profitability. For the same reason, the Board did not make any conclusions regarding the extent to which economies of scale would be realized by the Adviser as the assets of each Fund grow. In this regard, during future considerations of the Advisory Agreement, the Board will consider whether any economies of scale are being realized by the Adviser and, if so, an appropriate mechanism for sharing the benefits of such economies of scale.

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the Advisory Agreement. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser will provide to the Funds; and (c) agreed to approve the Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

WHG-SA-001-0800

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 8, 2013